As filed with the Securities and Exchange Commission on January 14, 2014

Securities Act File No. 333-192687

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 1

ING Investors Trust

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Suite 100, Arizona 85258-2034
(Address of Principal Executive Offices) (Zip Code)

1-800-262-3862
(Registrant’s Area Code and Telephone Number)

Huey P. Falgout, Jr.

ING U.S. Legal Services

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Name and Address of Agent for Service)

With copies to:

Jeffrey S. Puretz, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006-2401

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Title of Securities Being Registered: Class ADV of ING Global Perspectives Portfolio

ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-366-0066

January 24, 2014

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of ING American Funds World Allocation Portfolio (“American Funds Portfolio”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of American Funds Portfolio. The Special Meeting is scheduled for 1:00 P.M., Local time, on February 27, 2014, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders of American Funds Portfolio will be asked to vote on the proposed reorganization (the “Reorganization”) of American Funds Portfolio with and into ING Global Perspectives Portfolio (“Global Perspectives Portfolio”) (together with American Funds Portfolio, the “Portfolios,” each a “Portfolio”). Each Portfolio is a member of the mutual fund group called the “ING Funds.”

Shares of American Funds Portfolio have been purchased by you or at your direction through your qualified pension or retirement plan (collectively, “Qualified Plans”) or, at your direction by your insurance company, through its separate accounts to serve as an investment option under your variable annuity contract or variable life insurance policy. If the Reorganization is approved by shareholders the separate account in which you have an interest or the Qualified Plan in which you are a participant will own shares of Global Perspectives Portfolio instead of shares of American Funds Portfolio beginning on the date the Reorganization occurs. The Reorganization would provide the separate account in which you have an interest or the Qualified Plan in which you are a participant with an opportunity to participate in a portfolio that seeks total return, which is described more fully in the enclosed Proxy Statement/Prospectus.

Formal notice of the Special Meeting appears on the next page, followed by a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”). The Reorganization is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully. After careful consideration, the Board recommends that you vote “FOR” the Reorganization.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received no later than February 26, 2014.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

(This page intentionally left blank)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-366-066

Scheduled for February 27, 2014

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING American Funds World Allocation Portfolio (“American Funds Portfolio”) is scheduled for 1:00 P.M., Local time, on February 27, 2014 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, American Funds Portfolio’s shareholders will be asked:

1.              To approve an Agreement and Plan of Reorganization by and between American Funds Portfolio and ING Global Perspectives Portfolio (“Global Perspectives Portfolio”), providing for the reorganization of American Funds Portfolio with and into Global Perspectives Portfolio (the “Reorganization”); and

2.              To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) carefully for information concerning the Reorganization to be placed before the Special Meeting.

The Board of Trustees recommends that you vote “FOR” the Reorganization.

Shareholders of record as of the close of business on December 13, 2013 are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than February 26, 2014, the enclosed Proxy Ballot or Voting Instruction Card so that a quorum will be present and a maximum number of shares may be voted. Proxies or voting instructions may be revoked at any time before they are exercised by submitting a revised Proxy Ballot or Voting Instruction Card, by giving written notice of revocation to American Funds Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr.
Secretary

January 24, 2014

(This page intentionally left blank)

PROXY STATEMENT/PROSPECTUS

January 24, 2014

Special Meeting of Shareholders

of ING American Funds World Allocation Portfolio

Scheduled for February 27, 2014

ACQUISITION OF THE ASSETS OF:	BY AND IN EXCHANGE FOR SHARES OF:

ING American Funds World Allocation Portfolio (A series of ING Investors Trust) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034 1-800-366-0066	ING Global Perspectives Portfolio (A series of ING Investors Trust) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034 1-800-366-0066
(each an open-end management investment company)

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on February 27, 2014

This Proxy Statement/Prospectus and Notice of Special Meeting are available at:www.proxyvote.com/ing

The Prospectus/Proxy Statement explains concisely what you should know before voting on the matter described herein or investing in ING Global Perspectives Portfolio. Please read it carefully and keep it for future reference.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TO OBTAIN MORE INFORMATION

To obtain more information about ING American Funds World Allocation Portfolio (“American Funds Portfolio”) and ING Global Perspectives Portfolio (“Global Perspectives Portfolio,” and together with American Funds Portfolio, the “Portfolios”), please write, call, or visit our website for a free copy of the current prospectus, statement of additional information, annual/semi-annual shareholder reports, or other information.

By Phone:	(800) 992-0180

By Mail:	ING Funds 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034

By Internet:	www.ingfunds.com/vp/literature

The following documents containing additional information about the Portfolios, each having been filed with the U.S. Securities and Exchange Commission (“SEC”), are incorporated by reference into this Proxy Statement/Prospectus:

1.              The Statement of Additional Information dated January 24, 2014 relating to this Proxy Statement/Prospectus;

2.              The Prospectuses and Statement of Additional Information dated April 30, 2013 for American Funds Portfolio; and

3.              The Prospectuses and Statement of Additional Information dated April 30, 2013 for Global Perspectives Portfolio.

The Portfolios are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file reports and other information including proxy materials with the SEC.

You also may view or obtain these documents from the SEC:

In Person:	Public Reference Section 100 F Street, N.E. Washington, D.C. 20549 (202) 551-8090

By Mail:	U.S. Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, D.C. 20549 (Duplication Fee Required)

By Email:	publicinfo@sec.gov (Duplication Fee Required)

By Internet:	www.sec.gov

When contacting the SEC, you will want to refer to the Portfolios’ SEC file numbers. The file number for the document listed above as (1) is 333-192687. The file number for the documents listed above as (2) and (3) is 033-23512.

ADDITIONAL INFORMATION

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to Global Perspectives Portfolio, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, the sub-adviser to Portfolios will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Portfolios, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Portfolios, will be renamed Voya Funds Services, LLC. The Portfolios as well as the Registrant that the Portfolios are organized under will also be renamed.

Current Registrant Name/Current Fund Name	New Registrant Name/New Fund Name, effective May 1, 2014
ING Investors Trust	Voya Investors Trust
ING American Funds World Allocation Portfolio	VY American Funds World Allocation Portfolio
ING Global Perspectives Portfolio	Voya Global Perspectives Portfolio

TABLE OF CONTENTS

Introduction	1
What is happening?	1
Why did you send me this booklet?	1
Who is eligible to vote?	1
How do I vote?	1
How does the Board recommend that I vote?	1
When and where will the Special Meeting be held?	1
Summary of the Proposed Reoranization	2
Proposal One — Approval of the Reorganization	3
What is the proposed Reorganization?	3
Why is a Reorganization proposed?	3
How do the Investment Objectives compare?	3
How do the Annual Portfolio Operating Expenses compare?	3
How do the Principal Investment Strategies compare?	4
How do the Principal Risks compare?	5
How does American Funds Portfolio Performance compare to Global Perspectives Portfolio?	8
How does the management of the Portfolios compare?	9
Additional Information about the Portfolios	11
Additional Information about the Reorganization	12
What is the Board’s recommendation?	13
What factors did the Board consider?	13
What is the required vote?	13
What happens if shareholders do not approve the Reorganization?	13
General Information about the Proxy Statement/Prospectus	14
Who is asking for my vote?	14
How is my proxy being solicited?	14
What happens to my proxy once I submit it?	14
Can I revoke my proxy after I submit it?	14
How will my shares be voted?	14
How many shares are outstanding?	15
Can shareholders submit proposals for a future shareholder meeting?	15
Why did my household only receive one copy of this Proxy Statement/Prospectus?	15
Appendix A: Form of Agreement and Plan of Reorganization	16
Appendix B: Additional Information Regarding ING Global Perspectives Portfolio	24
Portfolio Holdings Information	24
How Shares Are Priced	24
How to Buy and Sell Shares	24
Frequent Trading - Market Timing	25
Payments to Financial Intermediaries	26
Dividends, Distributions, and Taxes	26
FINANCIAL HIGHLIGHTS	27
Appendix C: Key Information about the Underlying Funds	28
ING American Funds World Allocation Portfolio	28
ING Global Perspectives Portfolio	32
Appendix D: Security Ownership of Certain Beneficial and Record Owners	40

INTRODUCTION

What is happening?

On October 22, 2013, the investment adviser to ING American Funds World Allocation Portfolio (“American Funds Portfolio”) and ING Global Perspectives Portfolio (“Global Perspectives Portfolio,” together with American Funds Portfolio, the “Portfolios”) proposed and the Board of Trustees (the “Board”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”). The Reorganization Agreement provides for the reorganization of American Funds Portfolio with and into Global Perspectives Portfolio (the “Reorganization”). The Reorganization Agreement requires shareholder approval, and, if approved, is expected to be effective on March 14, 2014, or such other date as the parties may agree (the “Closing Date”).

Why did you send me this booklet?

Shares of American Funds Portfolio have been purchased by you or at your direction through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction, by your insurance company (“Participating Insurance Company”) through its separate accounts (“Separate Accounts”) to serve as an investment option under your variable annuity and/or variable life contract (“Variable Contract”).

This booklet includes a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) and a Proxy Ballot or Voting Instruction Card for American Funds Portfolio. It provides you with information you should review before providing voting instructions on the matters listed below and in the Notice of Special Meeting.

The Separate Accounts and Qualified Plans or their trustees, as record owners of American Funds Portfolio shares are, in most cases, the true “shareholders” of American Funds Portfolio; however, participants in Qualified Plans (“Plan Participants”) or holders of Variable Contracts (“Variable Contract Holders”) may be asked to instruct their Qualified Plan trustee or Separate Accounts, as applicable, as to how they would like the shares attributed to their Qualified Plan or Variable Contract to be voted. For clarity and ease of reading, references to “shareholder” or “you” throughout this Proxy Statement/Prospectus do not refer to the technical shareholder but rather refer to the persons who are being asked to provide voting instructions on the proposals, unless the context indicates otherwise. Similarly, for ease of reading, references to “voting” or “vote” do not refer to the technical vote but rather to the voting instructions provided by Variable Contract Holders or Plan Participants.

Because you are being asked to approve a Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of Global Perspectives Portfolio, this Proxy Statement also serves as a prospectus for Global Perspectives Portfolio. Global Perspectives Portfolio is an open-end management investment company, which seeks total return, as described more fully below.

Who is eligible to vote?

Shareholders holding an investment in shares of American Funds Portfolio as of the close of business on December 13, 2013 (the “Record Date”) are eligible to vote at the Special Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your Proxy Ballot or Voting Instruction Card in one of four ways:

•                  By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot or Voting Instruction Card. You will be required to provide your control number located on the Proxy Ballot or Voting Instruction Card.

•                  By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot or Voting Instruction Card. You will be required to provide your control number located on the Proxy Ballot or Voting Instruction Card.

•                  By Mail. Mark the enclosed Proxy Ballot or Voting Instruction Card, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot or Voting Instruction Card.

•                  In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

To be certain your vote will be counted, a properly executed Proxy Ballot or Voting Instruction Card must be received no later than 5:00 P.M., Local time, on February 26, 2014.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Reorganization.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on February 27, 2014, at 1:00 P.M., Local time, and, if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

SUMMARY OF THE PROPOSED REORANIZATION

You should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as Appendix A. For more information about Global Perspectives Portfolio, please consult Appendix B and the Prospectus dated April 30, 2013.

Subject to shareholder approval, the Reorganization Agreement provides for:

•                  the transfer of all of the assets of American Funds Portfolio to Global Perspectives Portfolio in exchange for shares of beneficial interest of Global Perspectives Portfolio;

•                  the assumption by Global Perspectives Portfolio of all the liabilities of American Funds Portfolio;

•                  the distribution of shares of Global Perspectives Portfolio to the shareholders of American Funds Portfolio; and

•                  the complete liquidation of American Funds Portfolio.

If shareholders approve the Reorganization, each owner of shares of American Funds Portfolio would become a shareholder of Class ADV shares of Global Perspectives Portfolio. The Reorganization is expected to be effective on the Closing Date. Each shareholder of American Funds Portfolio will hold, immediately after the Closing Date, shares of Global Perspectives Portfolio having an aggregate value equal to the aggregate value of the shares of American Funds Portfolio held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•                  The Portfolios have different investment objectives.

•                  Although each Portfolio invests primarily in other mutual funds (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities, there are significant differences between the Portfolios’ investment strategies.

•                  Directed Services LLC (“DSL”) serves as the adviser to American Funds Portfolio. ING Investments, LLC (“ING Investments”) serves as the adviser to Global Perspectives Portfolio. Both ING Investments and DSL (collectively, the “Advisers”) are indirect subsidiaries of ING U.S.

•                  ING Investment Management Co., LLC (“ING IM”) serves as sub-adviser to both Portfolios.

•                  American Funds Portfolio invests in Underlying Funds advised by Capital Research and Management CompanySM. Global Perspectives invests in Underlying Funds advised by the Advisers. As a result and based on the net assets of the Portfolios as of June 30, 2013, the Advisers and their affiliates are expected to receive an increase in net revenue of approximately $440,000 annually after the Reorganization is complete.

•      Each Portfolio is distributed by ING Investments Distributor, LLC (the “Distributor”).

•                  The gross expense ratio for shareholders of American Funds Portfolio is expected to increase as a result of the Reorganization; however, the net expense ratio is expected to decrease as a result of the Reorganization. The decrease in net expenses is due to contractual obligations of ING Investments and the Distributor to limit expenses. Certain of these obligations expire on May 1, 2015 while others expire on May 1, 2016.

•                  Global Perspectives Portfolio commenced operations on May 1, 2013, while American Funds Portfolio commenced operations on September 29, 2008. As of June 30, 2013, Global Perspectives Portfolio has approximately $439 thousand in net assets while American Funds Portfolio has approximately $184 million in net assets.

•                  The Reorganization will not affect a shareholder’s right to purchase, redeem, or exchange shares of the Portfolios. In addition, the Reorganization will not affect how shareholders purchase or sell their shares.

•                  Each Portfolio is distributed by ING Investments Distributor, LLC (the “Distributor”).

•                  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither American Funds Portfolio nor its shareholders, nor Global Perspectives Portfolio nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

PROPOSAL ONE — APPROVAL OF THE REORGANIZATION

What is the proposed Reorganization?

Shareholders of American Funds Portfolio are being asked to approve a Reorganization Agreement, providing for the reorganization of American Funds Portfolio with and into Global Perspectives Portfolio. If the Reorganization is approved, shareholders in American Funds Portfolio will become shareholders in Global Perspectives Portfolio as of the close of business on the Closing Date.

Why is a Reorganization proposed?

The Adviser and its affiliates are in the process of conducting a comprehensive review of the mutual funds offered within the ING Funds Complex. At the October 2013 Board Meeting, the Adviser presented to the Board a series of proposals, including the Reorganization, which were intended to, among other things, enhance the efficiency and reduce the complexity of the ING Funds Complex. In support of its Reorganization proposal, the Adviser noted that shareholders of American Funds Portfolio are expected to benefit from a reduction in net expenses. The decrease in net expenses is due to contractual obligations of ING Investments and the Distributor to limit expenses. Certain of these obligations expire on May 1, 2015 while others expire on May 1, 2016.

How do the Investment Objectives compare?

As described in the chart that follows the Portfolios have different investment objectives.

	American Funds Portfolio	Global Perspectives Portfolio
Investment Objective	Seeks long-term growth of capital.	Seeks total return.

How do the Annual Portfolio Operating Expenses compare?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Pro forma fees and expenses, which are the estimated fees and expenses of Global Perspectives Portfolio after giving effect to the Reorganization, assume the Reorganization occurred on June 30, 2013. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses(1)

Expenses you pay each year as a % of the value of your investment

	American Funds Portfolio		Global Perspectives Portfolio Class ADV		Global Perspectives Portfolio Class ADV Pro Forma
Management Fee	0.10%		0.10%		0.10%
Distribution and/or Shareholder Services (12b-1) Fees	0.60%		0.75%		0.75%
Administrative Services Fee	0.10%		0.10%		0.10%
Other Expenses	0.04%		0.10	%(3)	0.06%
Acquired Fund Fees and Expenses	0.49%		0.65	%(3)	0.65%
Total Annual Portfolio Operating Expenses	1.33%		1.70%		1.66%
Waivers and Reimbursements	(0.12	)%(2)	(0.15	)%(4)	(0.57	)%(4),(5)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	1.21%		1.55%		1.09%

(1)         Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

(2)         The Adviser is contractually obligated to limit expenses to 0.79% through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless: (i) the Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Portfolio’s Board; or (iii) the Investment Advisory Agreement has been terminated. The obligation is subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement. Additionally, the Adviser is contractually obligated to further limit expenses to 1.21%, including the Portfolio’s Acquired Fund Fees and Expenses, through May 1, 2015; this obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. There is no guarantee that this obligation will continue after May 1, 2015. This obligation will continue only if the Adviser elects to renew it and is not eligible for recoupment. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s Board.

(3)         Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(4)         The Adviser is contractually obligated to limit expenses to 1.55% for Class ADV through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses, fees and expenses of borrowings. The obligation will automatically renew for one-year terms unless (i) the Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Portfolio’s Board; or (iii) the Investment Advisory Agreement has been terminated. Notwithstanding the foregoing, termination or modification of this obligation requries approval by the Portfolio’s Board. The obligation is subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement. For Class ADV the Distributor is contractually obligated to waive 0.15% of the distribution fee through May 1, 2015. There is no guarantee that the distribution fee waiver will continue after May 1, 2015. The distribution fee waiver will only renew if the Distributor elects to renew it. Nothwithstanding the foregoing, termination or modification of this distribution fee waiver requires approval by the Portfolio’s Board.

(5)         If shareholders approve the Reorganization, the Adviser is contractually obligated to further limit expenses to 1.09% for Class ADV through May 1, 2016; the obligation does not not extend to interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses, fees and expenses of borrowings. The obligation will automatically renew for one-year terms unless (i) the Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Portfolio’s Board; or (iii) the Investment Advisory Agreement has been terminated. The obligation is subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement. Notwithstanding the foregoing, termination or modification of this obligation requries approval by the Portfolio’s Board. The Distributor is contractually obligated to further waive 0.30% of the distribution fee for Class ADV through May 1, 2016. There is no guarantee that this distribution fee waiver will continue after May 1, 2016. Notwithstanding the foregoing, termination or modification of this distribution fee wavier requires approval by the Portfolio’s Board.

Expense Examples

The Examples are intended to help you compare the costs of investing in shares of the Portfolios with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolios for the time periods indicated. The Examples also assume that your investment had a 5% return during each year and that the Portfolios’ operating expenses remain the same. Although your actual costs may be higher or lower based on these assumptions your costs would be:

American Funds Portfolio				Global Perspectives Portfolio Class ADV				Global Perspectives Portfolio Class ADV Pro Forma
1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
$123	410	717	1,591	158	521	909	1,996	111	409	792	1,867

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period or the first two years of the three-, five-, and ten-year periods.

How do the Principal Investment Strategies compare?

Although both Portfolios invest in a combination of Underlying Funds, the investment strategies for each Portfolio are substantially different. American Funds Portfolio pursues its investment objective by investing 70% in Underlying Funds that are predominately invested in equity securities and 30% in Underlying Funds that are predominantly invested in debt instruments. By contrast, Global Perspectives employs a rules-based investment strategy. As described more fully below, when aggregate earnings in the most recent quarter are higher than aggregate earnings for the prior year, Global Perspectives Portfolio invests 60% of its assets in Underlying Funds that are predominantly invested in equity securities and 40% of its assets in Underlying Funds that are predominantly invested in debt instruments. When aggregate earnings for the most recent quarter are lower than aggregate earnings for the prior year, Global Perspectives invests 30% of its assets in Underlying Funds that are predominantly invested in equity securities and 70% of its assets in Underlying Funds that are predominantly invested in debt instruments. In addition, American Funds Portfolio invests in Underlying Funds advised by Capital Research and Management CompanySM. Global Perspectives invests in Underlying Funds advised by the Advisers. Please see Appendix C for additional information about the Underlying Funds.

	American Funds Portfolio	Global Perspectives Portfolio
Investment Strategies

The Portfolio invests in a combination of Underlying Funds that invest in U.S. stocks, international stocks, U.S. bonds, and other debt instrument investments.

The Portfolio’s current approximate Target Allocations (expressed as a percentage of its net assets) among the Underlying Funds are as follows: 70% in equity securities and 30% in debt instruments. As these are Target Allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown. The Target Allocations are measured with reference to the primary strategies of the Underlying Funds; actual exposure to these asset classes will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary strategy.

Equity securities in which the Underlying Funds invest include, but are not limited to, domestic and international large-, mid-, and small-capitalization stocks (may be growth oriented, value oriented, or a blend); emerging market securities; and domestic and international real estate stocks, including real estate investment trusts.

Debt instruments in which the Underlying Funds invest include, but are not limited to, domestic and international intermediate-, long-, and short-term bonds; high-yield bonds (commonly referred to as “junk bonds”); mortgage-related securities; and treasury inflation protected securities.

The Portfolio may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the

Under normal market conditions, the sub-adviser (“Sub-Adviser”) invests the assets of the Portfolio in a combination of Underlying Funds that, in turn, invest directly in securities (such as stocks and bonds). The Underlying Funds will invest in the securities of issuers in a number of different countries one of which may be the United States. Under normal market conditions, approximately 60% of the Portfolio’s net assets will be allocated to Underlying Funds that predominantly invest in equity securities, and approximately 40% of the Portfolio’s net assets will be allocated to Underlying Funds that predominantly invest in debt instruments, including U.S. government securities and money market instruments (“Target Allocations”). The percentage weight of the Portfolio’s assets invested in Underlying Funds that predominantly invest in equity securities may change to approximately 30% and the percentage weight of the Portfolio’s assets invested in Underlying Funds that predominantly invest in debt instruments may change to approximately 70% (“Defensive Allocations”) depending upon the rules based investment strategy described below.

The Target Allocations and Defensive Allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to these asset classes may vary to the extent an Underlying Fund is not substantially invested in accordance with its primary investment strategies.

The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which

American Funds Portfolio	Global Perspectives Portfolio

deviations fall in the range of +/-10% relative to the current Target Allocations. The sub-adviser (“Sub-Adviser”) may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Portfolio, achieve its investment objective, or to take advantage of particular opportunities.

The Sub-Adviser may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), Target Allocations, or other investment policies without prior approval of shareholders as it determines necessary to pursue its stated investment objective.

include real estate securities.

The equity securities in which the Underlying Funds may invest include, but are not limited to: domestic and international stocks of companies of any market capitalization; emerging market securities; and domestic and international real estate stocks, including real estate investment trusts.

The debt instruments in which the Underlying Funds may invest include, but are not limited to: domestic and international short-, intermediate- and long-term bonds; high-yield debt securities rated below investment-grade commonly referred to as “junk bonds;” and debt instruments without limitations on maturity

The Portfolio may invest in exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser uses a rules-based investment strategy to determine the allocation among Underlying Funds that invest in equity securities and debt instruments. The proportion of assets allocated to Underlying Funds that are predominantly invested in equity securities and those that are predominantly invested in debt instruments is determined as of each calendar quarter. Within the broad equity and debt asset classes, the Portfolio will seek to maintain approximately equal weights across its investment in the Underlying Funds. No adjustments to the Target Allocations or Defensive Allocations will be made between quarterly allocation dates. As soon as practicable following the end of each calendar quarter, the Sub-Adviser will compare the aggregate earnings of the companies in the S&P 500® Index (“Index”) for the most recent calendar quarter to the aggregate earnings of the companies in the Index for the previous year’s corresponding calendar quarter. If the aggregate earnings for the most recent calendar quarter are higher than the aggregate earnings of the companies in the Index for the previous year’s corresponding calendar quarter, the Portfolio will take steps to ensure it is invested in accordance with the Target Allocations described above as soon as practicable. If the aggregate earnings for the most recently completed calendar quarter are lower than the reported aggregate earnings for the previous year’s corresponding calendar quarter, the Portfolio will take steps to ensure it is invested in accordance with the Defensive Allocations described above as soon as practicable.

How do the Principal Risks compare?

Many of the risks of investing in American Funds Portfolio are the same as those of Global Perspectives Portfolio; however, Global Perspectives Portfolio also has Investment Model Risk. The table that follows compares the risks of investing in the Portfolios.

Risks	American Funds Portfolio	Global Perspectives Portfolio

Asset Allocation Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

	✓	✓

Risks	American Funds Portfolio	Global Perspectives Portfolio

Call During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

	✓	✓

Company The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

	✓	✓

Credit Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

	✓	✓

Currency To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

	✓	✓

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

	✓	✓

High-Yield Securities Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

	✓	✓

Inflation-Indexed Bonds If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

✓

Interest Rate With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

	✓	✓

Investment Model The Portfolio or certain Underlying Funds invest based on a proprietary model managed by the manager. The manager’s proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors.

✓

Liquidity If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.

	✓	✓

Risks	American Funds Portfolio	Global Perspectives Portfolio

Market Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.

	✓	✓

Market Capitalization Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

	✓	✓

Mortgage- and/or Asset-Backed Securities Defaults on or the low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities.

✓

Other Investment Companies The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

	✓	✓

Prepayment and Extension Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by an Underlying Fund later than expected which may decrease the value of the obligation and prevent an Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

✓

Real Estate Companies and Real Estate Investment Trusts (“REITs”) Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

	✓	✓

Sovereign Debt These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

✓

U.S. Government Securities and Obligations U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

	✓	✓

How does American Funds Portfolio Performance compare to Global Perspectives Portfolio?

Because Global Perspectives Portfolio had not commenced operations as of the calendar year ended December 31, 2012, there is no annual performance information included. The following information is intended to help you understand the risks of investing in American Funds Portfolio. The following bar chart shows the changes in American Funds Portfolio’s shares’ performance from year to year, and the table compares American Funds Portfolio’s shares’ performance to the performance of a broad-based securities market index/indices for the same period. American Funds Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare American Funds Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolios’ past performance is no guarantee of future results.

ING American Funds World Allocation Portfolio - Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd 2009, 17.44% and Worst quarter: 3rd 2011, (13.35)%

Average Annual Total Returns %
(for the periods ended December 31, 2012)

	1 Year	5 Years (or life of the class)		10 Years (or life of the class)	Inception Date
American Funds Portfolio	13.05%	6.28%		N/A	09/29/08
MSCI ACW IndexSM(1)	16.13%	5.73	%(2)	N/A
BCAB Index(3)	4.21%	6.87	%(2)	N/A
70% MSCI ACW IndexSM, (1)/30% BCAB Index(3) Composite	12.66%	6.59	%(2)	N/A

(1)         The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

(2)         Reflects index performance since the date closest to the Class’ inception for which data is available.

(3)         The index returns do not reflect deductions for fees, expenses, or taxes.

The following table compares the performance of American Funds Portfolio with the performance of Global Perspectives Portfolio for the six-month period between May 1, 2013 (the date of Global Perspectives Portfolio’s inception) and December 31, 2013. The table also compares the performance of each Portfolio to their respective benchmarks for the six-month period. The performance shown for the Portfolios reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The performance shown also does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare either Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The performance shown is for a limited period of time, and may not be representative of the performance that may be expected over longer periods. The Portfolios’ past performance is no guarantee of future results.

Total Returns %
(for the period from May 1, 2013 through December 31, 2013)

May 1, 2013(1) through December 31, 2013
American Funds Portfolio	8.44%
MSCI ACW IndexSM(2)	12.10%
BCAB Index(3)	(2.89)%
70% MSCI ACW IndexSM, (2)/30% BCAB Index(3) Composite	7.45%

Global Perspectives Portfolio — Class ADV	5.10%
S&P Target Risk Growth Index(3)	8.76%
60% S&P 500 Index/ 40% BCAB Index(3) Composite	9.49%

(1)         Global Perspectives Portfolio began investment operations operations on May 1, 2013.

(2)         The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

(3)         The index returns do not reflect deductions for fees, expenses, or taxes.

How does the management of the Portfolios compare?

The following table describes the management of the Portfolios.

	American Funds Portfolio	Global Perspectives Portfolio
Investment Adviser	Directed Services LLC (“DSL”)	ING Investments, LLC (“ING Investments”)

Investment Advisory Fee (as a percentage of average daily net assets)	0.10%	0.10% of the Portfolio’s average daily net assets invested in Underlying Funds(1); and 0.30% for all assets held in Direct Investments(2)

Sub-Adviser	ING Investment Management Co. LLC (“ING IM”)	ING IM

Sub-Advisory Fee (as a percentage of average daily net assets)	0.045%	0.045% if the Portfolio invests in Underlying Funds(1); and 0.135% if the Portfolio invests in Direct Investments(2).

Portfolio Managers	Paul Zemsky, CFA (since 09/08) Halvard Kvaale, CIMA (since 08/12) Derek Sasveld (since 08/13)	Douglas Coté, CFA (since 04/13) Karyn Cavanaugh, CFA (since 04/13)

Administrator	ING Funds Services LLC (the “Administrator”)	Administrator

Administrative Fee (as a percentage of average daily net assets)	0.10%	0.10%

Distributor	ING Investments Distributor, LLC (the “Distributor”)	Distributor

(1)         “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the ING Fund Complex. The term “Fund Complex” shall have the same meaning as defined in Item 17 of Form N-1A, as it was in effect on May 7, 2013.

(2)         “Direct Investments” shall mean assets which are not Underlying Funds.

Advisers to the Portfolios

DSL, a Delaware limited liability company, serves as the investment adviser to the American Funds Portfolio. DSL has overall responsibility for the management of the Portfolio. DSL provides or oversees all investment advisory and portfolio management services for the Portfolio and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority, Inc. (“FINRA”) as a broker-dealer.

DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2012, DSL managed approximately $42.1 billion in registered investment company assets.

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Global Perspectives Portfolio. ING Investments has overall responsibility for the management of the Portfolio. ING Investments oversees all investment advisory and portfolio management services for the Portfolio. ING Investments is registered with the SEC as an investment adviser.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2012, ING Investments managed approximately $46.2 billion in assets.

The Advisers are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Proxy Statement/Prospectus, ING U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To

receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the U.S. Securities and Exchange Commission (the “SEC”) in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to the Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolio, as applicable, in connection with the IPO. In addition, shareholders of the Portfolios were asked to approve investment advisory and sub-advisory agreements, as applicable, prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation that are approved by the Board and whose terms are not materially different from the current agreements. Shareholders of both Portfolios approved these agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as  a standalone entity are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

Sub-Advisers to the Portfolios

The Adviser has engaged a sub-adviser, ING IM, to provide the day-to-day management of the Portfolios’ portfolios. ING IM is an affiliate of the Adviser.

ING IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING U.S. and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM’s principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

The following individuals are jointly responsible for the day-to-day management of the American Funds Portfolio.

Derek Sasveld, CFA, Portfolio Manager, is Senior Vice President and Head of Asset Allocation within the Multi-Asset Strategies and Solutions Group and is responsible for tactical and strategic asset allocation decisions. Prior to joining ING IM in 2012, Mr. Sasveld was a Partner at Strategic Investment Group in Arlington, Virginia (2007-2012).

Halvard Kvaale, CIMA, and Portfolio Manager, as well as Head of ING IM’s Manager Research and Selection within the Multi-Asset Strategies and Solutions Group, has been with ING since August 2012. Prior to joining ING, Mr. Kvaale was with Morgan Stanley Smith Barney Consulting Group from 2006 to 2012, most recently as managing director and head of their portfolio advisory services group. Prior to that, he served as the head of global manager research and fee-based advisory solutions at Deutsche Bank, and at Prudential Investments he managed the third party Consulting Programs as well as running the Investment Management Analysis Unit and the Senior Consulting Group.

Paul Zemsky, CFA, Portfolio Manager, and Chief Investment Officer of ING IM’s Multi-Asset Strategies. He joined ING IM in 2005 as head of derivative strategies.

The following individuals are jointly responsible for the day-to-day management of the Global Perspectives Portfolio.

Douglas Coté, CFA, Senior Portfolio Manager, and Senior Vice President, is ING US Investment Management’s Chief Market Strategist. He is part of the ING Multi-Asset Strategies and Solutions Group which, among other responsibilities, develops ING views on markets, economies and investment strategy on behalf of ING clients, broker-dealers and other distribution partners. He rejoined ING IM in 2010 having previously worked there from 1994 through 2006, primarily as a senior portfolio manager in Enhanced Core Equities, responsible for large-cap, mid-cap, and small-cap institutional and retail funds. From 2007 through 2009, he was a managing partner and chief investment officer of a hedge fund.

Karyn Cavanaugh, CFA, Portfolio Manager, and Vice President, is Market Strategist for ING U.S. Investment Management. As a member of the ING Multi-Asset Strategies and Solutions Group, she helps develop ING views on markets, economies and investment strategy. She joined ING IM in 2010. Prior to joining ING IM, she spent 15 years as an analyst with Hartford Investment Management Company and more recently two years in Hartford Life’s international operations where she was responsible for analysis and development of global business strategy.

Administrator

The Administrator serves as administrator to the Portfolios and receives an annual administrative services fee payable in monthly installments equal to 0.10% of each Portfolio’s average daily net assets.

The administrative services provided to the Portfolios includes acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, and the insurance companies to which the Portfolios offer their shares. The Administrator also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

Distributor

The Distributor is the principal underwriter and distributor of the Portfolios. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the FINRA. To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Additional Information about the Portfolios

Form of Organization

American Funds Portfolio and Global Perspectives Portfolio are organized as a separate series of ING Investors Trust (“IIT”). The Trust is a Massachusetts business trust first established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company. The IIT is governed by a board of Trustees consisting of 12 members. For more information on the history of IIT, see each Portfolio’s SAI dated April 30, 2013.

Dividends and Other Distributions

Dividends from net investment income are declared and paid by the Portfolios at least annually. The Portfolios will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the net asset value (“NAV”) of such shares on the payment date unless a Participating Insurance Company’s Separate Account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolios’ distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Portfolios as of June 30, 2013 and on a pro forma basis as of June 30, 2013, giving effect to the reorganization

	American Funds Portfolio	Global Perspectives Portfolio Class ADV	Adjustments		Global Perspectives Portfolio Class ADV Pro Forma
Net Assets	$183,896,478	$292,881	—		$184,189,359
Net Asset Value Per Share	$11.24	$9.69	—		$9.69
Shares Outstanding	16,357,515	30,230	2,620,450	(1)	19,008,195

(1)         Reflects new shares issued, net of retired shares of ING American Funds World Allocation Portfolio. (Calculation: Net Assets ÷ NAV per share).

Additional Information about the Reorganization

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of American Funds Portfolio in exchange for shares of beneficial interest of Global Perspectives Portfolio and the assumption by Global Perspectives Portfolio of all of American Funds Portfolio’s liabilities; and (ii) the distribution of shares of Global Perspectives Portfolio to shareholders of American Funds Portfolio, as provided for in the Reorganization Agreement. American Funds Portfolio will then be liquidated.

Each shareholder of shares of American Funds Portfolio will hold, immediately after the Closing Date, Class ADV shares of Global Perspectives Portfolio having an aggregate value equal to the aggregate value of the shares of American Funds Portfolio held by that shareholder as of the close of business on the Closing Date; however, the net asset value per share of Global Perspectives Portfolio may be lower than that of American Funds Portfolio. In the interest of economy and convenience, shares of Global Perspectives Portfolio generally will not be represented by physical certificates, unless you request the certificates in writing.

The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of American Funds Portfolio and that each Portfolio receives an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Expenses of the Reorganization

The expenses of the Reorganization will be borne by the Adviser (or an affiliate). The expenses of the Reorganization shall include, but not be limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. These expenses are estimated to be $113,900. The expenses of the Reorganization do not include the transition costs described in “Portfolio Transitioning” below; however, no transition costs are expected to be incurred in connection with the Reorganization.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither American Funds Portfolio nor its shareholders, nor Global Perspectives Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

Prior to the Closing Date, American Funds Portfolio will pay to the Separate Accounts of Participating Insurance Companies and Qualified Plans that own its shares, a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. Variable Contract Holders and Plan Participants are not expected to recognize any income or gains for federal income tax purposes from this cash distribution.

As of June 30, 2013, American Funds Portfolio has estimated capital loss carryforwards of $2,550,057; none of which will expire as a result of the Reorganization. Global Perspectives Portfolio had no estimated capital loss carryforwards, but had undistributed capital gains of $58. After the Reorganization, the losses of American Funds Portfolio generally may be available to Global Perspectives Portfolio, to offset its capital gains, although a portion of the amount of these losses that may offset Global Perspective’s capital gains in any given year may be limited due to this Reorganization. The ability of Global Perspectives Portfolio to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of these various capital loss carryforwards and built in losses currently are available only to pre-Reorganization shareholders of each Portfolio. After Reorganization, however, these benefits will inure to the benefit of all post-Reorganization shareholders of Global Perspectives Portfolio.

Portfolio Transitioning

If the Reorganization is approved by shareholders, ING IM is expected to redeem American Funds Portfolio’s holdings shortly prior to the Closing Date to prepare for the Reorganization. The proceeds of such sales are expected to be invested in the Underlying Fund that ING IM wishes for Global Perspectives Portfolio to hold, which will be delivered to Global Perspectives Portfolio at the Closing Date. During the transition period, American Funds Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The performance of the Portfolios may be adversely affected by disadvantageous timing of purchases and investing outside of the limitations on investments. After the Closing Date of the

Reorganization, ING IM, as the sub-adviser to Global Perspectives Portfolio, may also sell portfolio holdings that it acquired from American Funds Portfolio, and Global Perspectives Portfolio may not be immediately fully invested in accordance with its stated investment strategies. In addition, each Portfolio may engage in a variety of transition management techniques to facilitate the portfolio transition process. No costs are expected to be incurred in connection with this transition.

Future Allocation of Premiums

Shares of American Funds Portfolio have been purchased at the direction of Variable Contract Holders by Participating Insurance Companies through Separate Accounts to fund benefits payable under a Variable Contract. If the Reorganization is approved, Participating Insurance Companies have advised us that all premiums or transfers to American Funds Portfolio will be allocated to Global Perspectives Portfolio.

What is the Board’s recommendation?

Based upon its review, the Board, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act (the “Independent Trustees”), determined that the Reorganization would be in the best interests of the Portfolios and their shareholders. In addition, the Board determined that the interests of the shareholders of the Portfolios would not be diluted as a result of the Reorganization.

Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees approved the Reorganization Agreement and voted to recommend to shareholders that they approve the Reorganization Agreement. The Board is therefore recommending that American Funds Portfolio’s shareholders vote “FOR” the Reorganization Agreement.

What factors did the Board consider?

The Board considered the Reorganization as part of its overall consideration of what would be in the best interest of American Funds Portfolio and its shareholders. The Board determined that American Funds Portfolio would benefit from being combined into Global Perspectives Portfolio under the day-to-day management of ING IM.

The Board, in approving the Reorganization, considered a number of factors, including, but not limited to, the following: (1) an analysis of ING IM as a sub-adviser that will continue to sub-advise Global Perspectives Portfolio after the Reorganization; (2) a presentation from the Advisers regarding proposals, including the Reorganization, intending to, among other things, enhance the efficiency and reduce the complexity of the ING Funds Complex; (3) the performance of American Funds Portfolio as of September 30, 2013 as compared to the hypothetical performance of Global Perspectives Portfolio as of September 30, 2013; (4) the similarities in fee structures of each of the Portfolios; (5) the increase in the gross expense ratio and decrease in the net expense ratio the current shareholders of American Funds Portfolio are expected to experience as a result of the Reorganization; (6) the proposed side expense limitation agreement for Global Perspectives Portfolio to be implemented in connection with the Reorganization which will provide the Portfolios’ shareholders with the added benefit of a reduction in the expense ratio, subject to Board approval, the side expense limitation agreement will expire on May 1, 2016; (7) the larger combined asset size of the two Portfolios, which would be likely to provide greater scale and superior potential to maintain long-term scale benefits for the shareholders of both Portfolios; (8) consideration that American Funds Portfolio has no designated share classes and Global Perspectives Portfolio has classes ADV, I, and S and DSL’s analysis and proposal regarding merging American Funds Portfolio into Class ADV of Global Perspectives Portfolio; (9) the fact that direct or indirect costs relating to the Reorganization will not be borne by either Portfolio or their shareholders; (10) the consideration that there will be no explicit transition costs in connection with the Reorganization; (11) the expected tax consequences of the Reorganization to American Funds Portfolio and its shareholders, including that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; and (12) the Board’s determination that the Reorganization will not dilute the interests of the shareholders of American Funds Portfolio.

In addition, the Board considered: (1) the differences in the Portfolios’ investment objectives; (2) the consideration that although both Portfolios invest primarily in Underlying Funds that, in turn, invest directly in a wide range of portfolio securities, there are significant differences between the Portfolios’ investment strategies, specifically Global Perspectives Portfolio implements a rules based strategy, while American Funds Portfolio is more actively managed utilizing a more conventional asset allocation process; (3) the consideration that Global Perspectives Portfolio is a relatively new portfolio with a limited operational history; (4) ING IM’s conflict of interest in proposing the merger of the American Funds Portfolio into a portfolio sub-advised by an affiliate of ING IM, including the net revenue benefits for ING Investments and its affiliates that would result from the Reorganization.

What is the required vote?

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at the meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote.

What happens if shareholders do not approve the Reorganization?

If shareholders of American Funds Portfolio do not approve the Reorganization, American Funds Portfolio will continue to be managed by DSL as described in the prospectus, and the Board will determine what additional action should be taken.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT/PROSPECTUS

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of American Funds Portfolio’s shareholders.

How is my proxy being solicited?

Solicitation of proxies or voting instructions is being made primarily by the mailing of the Notice of Special Meeting, this Proxy Statement/Prospectus, and the Proxy Ballot or Voting Instruction Card on or about January 24, 2014. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IIT a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy or voting instruction previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot or Voting Instruction Card but did not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement/Prospectus was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement/Prospectus.

Quorum and Tabulation

Each shareholder of American Funds Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Thirty percent (30%) of the outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.

Adjournments

If a quorum is not present at the Special Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies in accordance with the organizational documents of IIT and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue.

Additional Voting Information

The Separate Accounts and Qualified Plans are the record owners of the shares of the Portfolios. The Qualified Plans and Separate Accounts will vote American Funds Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. American Funds Portfolio does not impose any requirement that a minimum percentage of voting instructions be received, before counting the Separate Accounts and Qualified Plans as the American Funds Portfolio’s shareholders in determining whether a quorum is present.

Where Variable Contract Holders and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and Separate Accounts will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders and Plan Participants who voted. The effect of proportional voting is that if a large number of Variable Contract Holders and Plan Participants fail to give voting instructions, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote. Because a significant percentage of American Funds Portfolio’s shares are held by Separate Accounts, which use proportional voting, the presence of such Separate Accounts at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

How many shares are outstanding?

As of December 13, 2013, the following shares of beneficial interest of American Funds Portfolio were outstanding and entitled to vote: 16,211,305,225

Shares have no preemptive or subscription rights. To the knowledge of DSL, as of the Record Date, no current Trustee owns 1% or more of any class of the outstanding shares of the Portfolios, and the officers and Trustees own, as a group, less than 1% of any class of the shares of the Portfolios. Appendix D hereto lists the persons that, as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any class of American Funds Portfolio or Global Perspectives Portfolio.

Can shareholders submit proposals for a future shareholder meeting?

American Funds Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Why did my household only receive one copy of this Proxy Statement/Prospectus?

Only one copy of this Proxy Statement/Prospectus may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement/Prospectus please contact Shareholder Services at (800) 992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot or Voting Instruction Card is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot or Voting Instruction Card.

Huey P. Falgout, Jr.
Secretary

January 24, 2014
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 22nd day of October, 2013, by ING Investors Trust (“IIT”), a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on behalf of ING Global Perspectives Portfolio (the “Acquiring Portfolio”) and ING American Funds World Allocation Portfolio (the “Acquired Portfolio”), each a separate series of IIT.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for Class ADV voting shares of beneficial interest of the Acquiring Portfolio (the “Acquiring Portfolio Shares”), the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio described in paragraph 1.3, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are series of open-end, registered investment companies of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest; and

WHEREAS, the Board of Trustees of IIT has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio, as described in paragraph 1.3 herein, by the Acquiring Portfolio are in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of IIT has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio by the Acquiring Portfolio, as described in paragraph 1.3 herein, is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.              TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1.    Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio’s assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.    The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.    The Acquired Portfolio will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.    Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will: (i) distribute to the Acquired Portfolio’s shareholders of record, determined as of immediately after the close of business on the Closing Date, on a pro rata basis, the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to paragraph 1.1; and (ii) completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the shareholders of record of the Acquired Portfolio’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Portfolio Shareholders”). The aggregate net asset value of Class ADV Acquiring Portfolio Shares to be so credited to shareholders of the Acquired Portfolio shall be equal to the aggregate net asset value of the Acquired Portfolio shares owned by such shareholders on the Closing Date. All issued and outstanding Acquired Portfolio shares will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in shares of the Acquired Portfolio will represent a number of

Acquiring Portfolio Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

1.5.    Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent, as defined in paragraph 3.3.

1.6.    Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.              VALUATION

2.1.    The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Acquiring Portfolio’s Board of Trustees.

2.2.    The net asset value of a Class ADV Acquiring Portfolio Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Portfolio’s Board of Trustees.

2.3.    The number of the Class ADV Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s assets shall be determined with respect to the Class ADV Acquiring Portfolio Shares by dividing the value of the net assets with respect to the shares of the Acquired Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Class ADV Share determined in accordance with paragraph 2.2.

2.4.    All computations of value shall be made by the Acquired Portfolio’s designated record keeping agent and shall be subject to review by Acquiring Portfolio’s record keeping agent and by each Portfolio’s respective independent registered public accounting firm.

3.              CLOSING AND CLOSING DATE

3.1.    The Closing Date shall be March 14, 2014 or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Portfolio or at such other time and/or place as the parties may agree.

3.2.    The Acquired Portfolio shall direct the Bank of New York Mellon, as custodian for the Acquired Portfolio (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Portfolio’s Assets are deposited, the Acquired Portfolio’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.    The Acquired Portfolio shall direct BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”), on behalf of the Acquired Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Class ADV shares owned by each such shareholder immediately prior to the Closing. The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date to the Secretary of the Acquiring Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.    In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of The Acquired Portfolio or the Board of Trustees of the Acquiring Portfolio, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.              REPRESENTATIONS AND WARRANTIES

4.1.    Except as has been disclosed to the Acquiring Portfolio in a written instrument executed by an officer of IIT, IIT, on behalf of the Acquired Portfolio, represents and warrants to IIT as follows:

(a)         The Acquired Portfolio is duly organized as a series of IIT, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under IIT’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)         IIT is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Portfolio under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)          No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)         The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)          On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

(f)           The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IIT’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IIT, on behalf of the Acquired Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IIT, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g)          All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date;

(h)         Except as otherwise disclosed in writing to and accepted by IIT, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. IIT, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)             The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio at December 31, 2012 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)            Since December 31, 2012, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio’s portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change);

(k)         On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)             For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.817-5 thereunder;

(m)     All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

(n)         The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of IIT, on behalf of the Acquired Portfolio, and, subject to the approval of the shareholders of the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)         The information to be furnished by IIT for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)         The proxy statement of the Acquired Portfolio (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.    Except as has been disclosed to the Acquired Portfolio in a written instrument executed by an officer of IIT, IIT, on behalf of the Acquiring Portfolio, represents and warrants to IIT as follows:

(a)         The Acquiring Portfolio is duly organized as a series of IIT, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under IIT’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)         IIT is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Portfolio under the 1933 Act, are in full force and effect;

(c)          No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)         The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)          On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f)           The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IIT’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IIT, on behalf of the Acquiring Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IIT, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

(g)          Except as otherwise disclosed in writing to and accepted by IIT, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against IIT, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of the Acquiring Portfolio’s business. IIT, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)         The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at June 30, 2013 are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)             Since June 30, 2013, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio’s portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change);

(j)            On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)         For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.817-5 thereunder;

(l)             All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by IIT and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(m)     The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of IIT, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)         The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable;

(o)         The information to be furnished by IIT for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)         That insofar as it relates to the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials with respect to the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.              COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

5.1.    The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.    The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.    The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.    The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio’s shares.

5.5.    Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.    The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

5.7.    As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Acquiring Portfolio Shares received at the Closing.

5.8.    The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.    IIT, on behalf of the Acquired Portfolio, covenants that IIT will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as IIT, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) IIT’s, on behalf of the Acquired Portfolio’s, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and (b)IIT’s, on behalf of the Acquiring Portfolio’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

The obligations of IIT, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at IIT’s election, to the performance by IIT, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.    All representations and warranties of IIT, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.    IIT, on behalf of the Acquiring Portfolio, shall have delivered to the Acquired Portfolio a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of IIT, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the IIT shall reasonably request;

6.3.    IIT, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IIT, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

6.4.    The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of IIT, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at IIT’s election, to the performance by IIT, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.    All representations and warranties of IIT, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.    IIT shall have delivered to IIT a statement of the Acquired Portfolio’s assets and liabilities, as of the Closing Date, certified by the Treasurer of IIT;

7.3.    IIT, on behalf of the Acquired Portfolio, shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of IIT, on behalf of the Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Portfolio shall reasonably request;

7.4.    IIT, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IIT, on behalf of the Acquired Portfolio, on or before the Closing Date;

7.5.    The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.    The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to IIT, on behalf of the Acquired Portfolio, or IIT, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.    The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of IIT’s Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the IIT. Notwithstanding anything herein to the contrary, IIT may not waive the conditions set forth in this paragraph 8.1;

8.2.    On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by IIT to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4.    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.    The parties shall have received the opinion of Dechert LLP addressed to IIT substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of IIT. Notwithstanding anything herein to the contrary, IIT may not waive the condition set forth in this paragraph 8.5.

9.              BROKERAGE FEES AND EXPENSES

9.1.    IIT, on behalf of each of the Acquired Portfolio, and the Acquiring Portfolio, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.    The expenses relating to the proposed Reorganization will be borne by the investment adviser to the Acquiring Portfolio (or an affiliate of the investment adviser). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.       TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before June 30, 2014, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.       AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of IIT; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by IIT pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.       NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

ING Investors Trust

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258-2034

Attn: Huey P. Falgout, Jr.

With a copy to:

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Attn: Jeffrey S. Puretz

14.       HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Portfolio or the Acquiring Portfolio, as the case may be, as provided in the Declaration of Trust of IIT. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

APPENDIX B: ADDITIONAL INFORMATION REGARDING ING GLOBAL PERSPECTIVES PORTFOLIO

Portfolio Holdings Information

A description of the policies and procedures for ING Global Perspectives Portfolio (the “Portfolio”) regarding the release of portfolio holdings information is available in the Portfolio’s SAI dated April 30, 2013. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

How Shares Are Priced

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

•                  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

•                  Securities of an issuer that has entered into a restructuring;

•                  Securities whose trading has been halted or suspended;

•                  Fixed-income securities that have gone into default and for which there are no current market value quotations; and

•                  Securities that are restricted as to transfer or resale.

The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Portfolio’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Plan Participant is received in proper form. When the Variable Contract Holder or Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Plan Participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

How to Buy and Sell Shares

The Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. The Portfolio may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating Insurance Companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract Holders, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its Separate Accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require Plan Participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution Plan and/or Shareholder Service Plan

The Portfolio has a Shareholder Service and Distribution Plan (“12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for the Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV shares and for shareholder services provided by securities dealers (including the Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class ADV shares and their shareholders, including Variable Contract Holders or Plan Participants with interests in the Portfolio. The annual distribution and shareholder service fees under the 12b-1 Plan may equal up to 0.75% (0.50% for distribution fees and 0.25% for shareholder service fees) of the average daily net assets of the Portfolio. The Distributor has agreed to waive 0.15% of the distribution fees through May 1, 2015. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Frequent Trading - Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s Administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio’s performance.

Portfolios that invest in foreign securities, it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that the

Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

Payments to Financial Intermediaries

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, the Portfolio’s Adviser, Distributor, Administrator or its affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from the Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of April 30, 2013, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract Holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract Holders. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. The Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract Holders should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Plan Participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company’s Separate Accounts.

Since the sole shareholders of the Portfolio will be Separate Accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the Portfolio’s Statement of Additional Information dated April 30, 2013 for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the Portfolio’s financial performance for the past five years or, if shorter, the period of the share class’ operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been derived from the Portfolio’s financial statements for the period ending June 30, 2013. The (unaudited) semi-annual shareholder report dated June 30, 2013, is incorporated herein by reference.

		Income (loss) from investment operations							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Total Distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions(2)(3) (4)	Expenses net of fee waivers and/or recoupments, if any(2) (3)(4)	Expenses net of all reductions/ additions(2)(3) (4)	Net investment income (loss) (2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class ADV
05-01-13(5)-06-30-13	10.00	0.00	*	(0.31)	(0.31)	—	9.69	(3.10)	13.78	0.98	0.98	0.11	293	5

(1)             Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods of less than one year is not annualized.

(2)             Annualized for periods less than one year.

(3)             Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)            Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangments or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)             Commencement of operations.

*                   Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.0005)%.

APPENDIX C: KEY INFORMATION ABOUT THE UNDERLYING FUNDS

The Portfolio seeks to meet its investment objectives by allocating its assets among the Underlying Funds. Because the Portfolio invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below as of the date of this Prospectus regarding each Underlying Fund, including its investment adviser, sub-adviser, investment objective, main investments and main risks. This information is intended to provide potential investors in the Portfolio with information that they may find useful in understanding the investment history and risks of the Underlying Funds.

You should note that the adviser or sub-adviser (if applicable) may or may not invest in each of the Underlying Funds listed. Further, over time, the Portfolio will alter its allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Portfolio will be invested in each Underlying Fund at any one time. As a result the degree to which the Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolio has invested in the Underlying Fund.

ING American Funds World Allocation Portfolio

Underlying Fund: American Funds Insurance Series® Asset Allocation Fund

Investment Adviser: Capital Research and Management CompanySM

Investment Objective: High total return (including income and capital gains) consistent with preservation of capital over the long term.

Main Investments: The fund expects (but is not required) to maintain an investment mix falling within the following ranges: 40% - 80% in equity securities, 20% - 50% in debt securities and 0% - 40% in money market instruments. The proportion of equity securities, debt instruments, and money market securities held by the fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities. The fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt instruments, and money market securities (debt instruments maturing in one year or less). Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt instruments of issuers domiciled outside the United States. In addition, the fund may invest up to 25% of its debt assets in lower quality debt instruments (rated Ba1 or below and BB+ or below by nationally recognized statistical rating organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

Main Risks: Asset allocation, call, company, credit, currency, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, and U.S. government securities and obligations.

Underlying Fund: American Funds Insurance Series® Blue Chip Income and Growth Fund

Investment Adviser: Capital Research and Management CompanySM

Investment Objective: Produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Main Investments: The fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations of $4 billion and above. In seeking to provide you with a level of current income that exceeds the average yield on U.S. stocks, the fund generally looks to the average yield on stocks of companies listed on the S&P 500® Index. The fund may also invest up to 10% of its assets in equity securities of larger companies domiciled outside the United States, so long as they are listed or traded in the United States. The fund will invest at least 90% of equity assets in the stocks of companies whose debt instruments are rated at least investment-grade.

Main Risks: Company, foreign investments, growth investing, market, and market capitalization.

Underlying Fund: American Funds Insurance Series® Bond Fund

Investment Adviser: Capital Research and Management CompanySM

Investment Objective: Provide as high a level of current income as is consistent with preservation of capital.

Main Investments: The fund invests at least 80% of its assets in bonds and other debt instruments. The fund invests at least 65% of its assets in investment-grade debt instruments (rated Baa3 or better or BBB- or better by national recognized statistical rating organizations designated by the fund’s adviser or unrated but determined to be of equivalent quality by the fund’s adviser), including cash and cash equivalents, securities issued and guaranteed by United States and other governments, and securities backed by mortgage and other assets. The fund may invest up to 35% of its assets in debt instruments rated Ba1 or below and BB+ or below by nationally recognized statistical rating organizations or unrated but determined by the fund’s adviser to be of equivalent quality. The fund may invest in debt instruments of issuers domiciled outside the United States. The fund may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks. The fund may invest in contracts for future delivery of mortgage-backed securities, such as to be announced contracts and mortgage rolls. These contracts are normally of short duration and are replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy.

Main Risks: Call, company, convertible securities, credit, currency, foreign investments, high-yield securities, interest rate, liquidity, market, mortgage- and/or asset-backed securities, prepayment and extension, and U.S. government securities and obligations.

Underlying Fund: American Funds Insurance Series® Cash Management Fund

Investment Adviser: Capital Research and Management CompanySM

Investment Objective: Provide opportunity to earn income on cash reserves while preserving capital and maintaining liquidity.

Main Investments: The fund invests substantially in high-quality money market instruments such as commercial paper, commercial bank obligations, U.S. or Canadian government securities, and short-term corporate bonds and notes. These securities may have credit and liquidity support features, including guarantees. The fund may invest in securities issued by entities domiciled outside the United States, or in securities with credit and liquidity support features provided by entities domiciled outside the United States. The fund may also invest in securities of U.S. issuers with substantial operations outside the United States.

Main Risks: Call, credit, currency, foreign investments, interest rate, liquidity, mortgage- and/or asset-backed securities, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: American Funds Insurance Series® Global Balanced Fund

Investment Adviser: Capital Research and Management CompanySM

Investment Objectives: Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal, and current income.

Main Investments: The fund seeks to invest in equity securities and debt instruments of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest significantly in issuers domiciled outside the United States (at least 40% of its net assets - unless market conditions are not deemed favorable by the fund’s investment adviser, in which case the fund would invest at least 30% of its net assets in issuers outside the United States). The fund’s ability to invest in issuers domiciled outside the United States includes investing in securities of issuers in emerging and developing countries. Normally, the fund will maintain at least 45% of the value of its assets in common stocks and other equity investments. Although the fund’s equity security investments focus is on medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. Normally, the fund will invest at least 30% of the value of its assets in bonds and other debt instruments (including money market instruments). These will consist of investment-grade securities (rated Baa3 or better or BBB- or better by nationally recognized statistical rating organizations designated by the fund’s adviser or unrated but determined to be of equivalent quality by the fund’s adviser). The fund may invest in bonds and other debt instruments, including securities issued and guaranteed by the U.S. government, securities issued by federal agencies and instrumentalities, and securities backed by mortgages or other assets. The fund may also invest in securities of governments, agencies, corporations and other entities domiciled outside the United States. These investments will typically be denominated in currencies other than U.S. dollars.

Main Risks: Asset allocation, company, credit, currency, foreign investments/developing and emerging markets, interest rate, liquidity, market, market capitalization, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: American Funds Insurance Series® Global Bond Fund

Investment Adviser: Capital Research and Management CompanySM

Investment Objective: Provide, over the long term, with a high level of total return as is consistent with prudent investment management.

Main Investments: Under normal market circumstances, the fund invests at least 80% of its assets in bonds. The fund invests primarily in debt instruments of governmental, supranational, and corporate issuers denominated in various currencies, including U.S. dollars. The fund may invest substantially in securities of issuers domiciled outside the United States, including issuers in emerging market countries. Normally, the fund’s debt obligations consist substantially of investment-grade bonds (rated Baa3 or better or BBB- or better by national recognized statistical rating organizations designated by the fund’s adviser or unrated but determined to be of equivalent quality by the fund’s adviser.) The fund may also invest a portion of its assets in lower quality, higher-yielding debt instruments (rated Ba1 or below and BB+ or below by nationally recognized statistical rating organizations or unrated but determined to be of equivalent quality by the fund’s adviser.) Such securities are sometimes referred to as “junk-bonds.” The total return of the fund will be the result of interest income, changes in the market value of the fund’s investments and changes in the value of other currencies relative to the U.S. dollar. The fund is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, the fund intends to limit its investments in the securities of any single issuer.

Main Risks: Call, credit, currency, foreign investments/developing and emerging markets, high-yield securities, interest rate, issuer non-diversification, liquidity, and sovereign debt.

Underlying Fund: American Funds Insurance Series® Global Growth and Income Fund

Investment Adviser: Capital Research and Management CompanySM

Investment Objective: Long-term growth of capital while providing current income.

Main Investments: The fund invests primarily in common stocks of well-established companies around the world, many of which the adviser believes have the potential for growth and/or to pay dividends. Under normal market circumstances, the fund invests a significant portion of its assets in securities of issuers domiciled outside the United States, including securities of issuers in emerging and developing countries. The fund expects to be invested in numerous countries. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. In pursuing its objective, the fund tends to invest in stocks that the adviser believes to be relatively resilient to market declines.

Main Risks: Company, currency, foreign investments/developing and emerging markets, growth investing, liquidity, market, and market capitalization.

Underlying Fund: American Funds Insurance Series® Global Growth Fund

Investment Adviser: Capital Research and Management CompanySM

Investment Objective: Long-term growth of capital.

Main Investments: The fund invests primarily in common stocks of companies around the world that the adviser believes have potential for growth. The fund may invest a portion of its assets in common stocks and other securities of companies located in emerging and developing countries. The fund expects to be invested in numerous countries. Although the fund focuses on investment in medium to large capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Main Risks: Company, currency, foreign investments/developing and emerging markets, growth investing, liquidity, market, and market capitalization.

Underlying Fund: American Funds Insurance Series® Global Small Capitalization Fund

Investment Adviser: Capital Research and Management CompanySM

Investment Objective: Long-term growth of capital.

Main Investments: The fund invests at least 80% of its net assets in growth-oriented common stocks and other equity type securities (such as preferred stocks, convertible preferred stocks, and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. However, the fund’s holdings of small-capitalization stocks may fall below the 80% threshold due to subsequent market action. The adviser currently defines small market capitalization companies to be companies with market capitalizations of $4.0 billion or less. The adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. Under normal circumstances, the fund invests a significant portion of its assets outside the United States including in emerging and developing countries. The fund expects to be invested in numerous countries.

Main Risks: Company, currency, foreign investments/developing and emerging markets, liquidity, market, and small-capitalization company.

Underlying Fund: American Funds Insurance Series® Growth Fund

Investment Adviser: Capital Research and Management CompanySM

Investment Objective: Growth of capital.

Main Investments: The fund invests primarily in common stocks of companies that appear to offer superior opportunities for capital growth. The fund may invest a portion of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the fund focuses on investments in medium to large capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Main Risks: Company, currency, foreign investments/developing and emerging markets, growth investing, liquidity, market, and market capitalization.

Underlying Fund: American Funds Insurance Series® Growth-Income Fund

Investment Adviser: Capital Research and Management CompanySM

Investment Objective: Long-term growth of capital and income.

Main Investments: The fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to large capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

Main Risks: Company, currency, foreign investments/developing and emerging markets, growth investing, investment by other funds, liquidity, market, and market capitalization.

Underlying Fund: American Funds Insurance Series® High-Income Bond Fund

Investment Adviser: Capital Research and Management CompanySM

Investment Objective: Provide a high level of current income and, secondarily, capital appreciation.

Main Investments: The fund invests primarily in higher yielding and generally lower quality debt instruments (rated Ba1 or below or BB+ or below by national recognized statistical rating organizations designated by the fund’s adviser, or unrated but determined to be of equivalent quality by the fund’s adviser), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The fund may invest a portion of its assets in securities of issuers domiciled outside the United States.

Main Risks: Call, company, convertible securities, credit, currency, foreign investments, high-yield securities, interest rate, liquidity, and market.

Underlying Fund: American Funds Insurance Series® International Fund

Investment Adviser: Capital Research and Management CompanySM

Investment Objective: Long-term growth of capital.

Main Investments: The fund invests primarily in common stocks of companies located outside the United States including in emerging and developing countries that the adviser believes have the potential for growth. Although the fund focuses on investments in medium to large capitalization companies, the fund’s investments are not limited to a particular capitalization size.

Main Risks: Company, currency, foreign investments/developing and emerging markets, liquidity, market, and market capitalization.

Underlying Fund: American Funds Insurance Series® International Growth and Income Fund

Investment Adviser: Capital Research and Management CompanySM

Investment Objective: Long-term growth of capital while providing current income.

Main Investments: The fund invests primarily in stocks of larger, well-established companies domiciled outside of the United States, including emerging and developing countries, that the adviser believes have the potential for growth and/or pay dividends. The fund currently intends to invest at least 90% of its assets in securities of issuers domiciled outside the United States and whose securities are primarily listed on exchanges outside the United States. The fund therefore expects to be invested in numerous countries outside the United States. Although the fund focuses on investments in medium to large capitalization companies, the fund’s investments are no limited to a particular capitalization size.

Main Risks: Company, currency, foreign investments/developing and emerging markets, growth investing, liquidity, market, and market capitalization.

Underlying Fund: American Funds Insurance Series® Mortgage Fund

Investment Adviser: Capital Research and Management CompanySM

Investment Objective: Current income and preservation of capital.

Main Investments: Normally, at least 80% of the fund’s assets are invested in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities (such as to be announced contracts and mortgage dollar rolls). The contracts for future delivery are normally of short duration and are replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The fund invests primarily in mortgage-related securities that are sponsored or guaranteed by the U.S. government, such as securities issued by government sponsored entities that are not backed by the full faith and credit of the U.S. government, and non-government mortgage-related securities that are rated Aaa or AAA by nationally recognized statistical rating organizations designated by the fund’s adviser, or unrated but determined to be of equivalent quality by the fund’s adviser. The fund may also invest a portion of its assets in debt issued by federal agencies.

Main Risks: Company, credit, interest rate, liquidity, market, mortgage- and/or asset-backed securities, prepayment and extension, and U.S. government securities and obligations.

Underlying Fund: American Funds Insurance Series® New World Fund

Investment Adviser: Capital Research and Management CompanySM

Investment Objective: Long-term capital appreciation.

Main Investments: The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets and that the adviser believes have potential of providing capital appreciation. The fund may invest in companies without regard to market capitalization, including companies with small market capitalizations. The fund may also invest in debt instruments of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by national recognized statistical rating organizations designated by the fund’s adviser, or unrated but determined to be of equivalent quality by the fund’s adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.” The fund may invest in equity securities of any company, regardless of where it is based, if the fund’s adviser determined that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. Under normal market conditions, the fund will invest at least 35% of its assets in equity securities and debt instruments of issuers primarily based in qualified countries that have developing economies and/or markets. In addition, the fund may invest up to 25% of its assets in nonconvertible debt instruments of issuers, including issuers of lower rated bonds and government bonds, primarily based on qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The fund may also, to a limited extent, invest in securities of issuers based in non-qualified developing countries.

Main Risks: Call, company, convertible securities, credit, currency, foreign investments/developing and emerging markets, high-yield securities, interest rate, issuer non-diversification, liquidity, market, market capitalization, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: American Funds Insurance Series® U.S. Government/AAA-Rated Securities Fund

Investment Adviser: Capital Research and Management CompanySM

Investment Objective: Provide a high level of current income consistent with preservation of capital.

Main Investments: The fund invests at least 80% of its assets in securities that are guaranteed or sponsored by the U.S. government or debt instruments that are rated Aaa or AAA by national recognized statistical rating organizations designated by the fund’s adviser or unrated but determined to be of equivalent quality by the fund’s adviser. The fund may also invest a significant portion of its assets in mortgage-backed securities, including contracts for future delivery of such securities, such as to be announced contracts and mortgage rolls. The contracts for future delivery are normally of short duration and are replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the fund’s portfolio resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. Certain of these securities may not be backed by the full faith and credit of the U.S. government and may be supported only by the credit of the issuers.

Main Risks: Call, credit, interest rate, liquidity, mortgage- and/or asset-backed securities, prepayment and extension, and U.S. government securities and obligations.

ING Global Perspectives Portfolio

Underlying Fund: ING Clarion Global Real Estate Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: CBRE Clarion Securities LLC

Investment Objective: High total return consisting of capital appreciation and current income.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. A company shall be considered to be “principally engaged” in the real estate industry if it: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate in a number of different countries located throughout the world, including the United States. The portfolio expects these investments to be in common stocks of large-, mid-, and small-sized companies, including real estate investment trusts. The portfolio may invest in companies located in countries with emerging securities markets. The portfolio may also invest in convertible securities, initial public offerings and Rule 144A securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, foreign investments/developing and emerging markets, initial public offerings, interest rate, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Emerging Markets Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in an Index that measures the investment return of emerging markets securities; depositary receipts representing securities in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio currently invests principally in equity securities and employs a “passive management” approach designed to track the performance of the Index (currently MSCI Emerging Markets IndexSM (“Index”)). As of February 28, 2013, a portion of the Index was concentrated in the financials sector (including a focus in the commercial banks industry). The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1 /3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Global Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximize total return through a combination of current income and capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The fund may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The fund may hedge its exposure to securities denominated in foreign currencies. The fund may borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The fund may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securities and structured debt products, private placements, sovereign debt, and other investment companies. The fund may also invest its assets in bank loans and in a combination of floating rate secured loans (“Senior Loans”) and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the fund may invest a portion of its assets in high-yield debt securities rated below investment-grade (“junk bonds”), the fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration will generally range between two and nine years. The fund may use derivatives, including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and options, among others. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements.) The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3 % of its total assets.

Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, issuer non-diversification, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and sovereign debt.

Underlying Fund: ING GNMA Income Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: High level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in GNMA Certificates. The remaining assets of the fund will be invested in other securities issued or guaranteed by the U.S. government, including U.S. Treasury securities, and securities issued by other agencies and instrumentalities of the U.S. government. The fund may invest in debt securities of any maturity, although the sub-adviser expects to invest in securities with effective maturities in excess of one year. The fund may invest in futures, including U.S. Treasury futures, to manage the duration of the fund. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3 % of its total assets.

Main Risks: Credit, derivative instruments, interest rate, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING Growth and Income Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Main Investments: The portfolio invests at least 65% of its total assets in common stocks believed to have significant potential for capital appreciation, income growth, or both. The portfolio may invest principally in common stocks and securities convertible into common stocks. The portfolio may also engage in option writing. The portfolio emphasizes stocks of larger companies; looks to strategically invest the portfolio’s assets in stocks of mid-sized companies and up to 25% of its total assets in stocks of foreign issuers. The portfolio may invest in derivatives, including, but not limited to, put and call options. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3 % of its total assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING International Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index, convertible securities that are convertible into stocks included in the Index, other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management”

approach designed to track the performance of the Index (currently, the MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® “) Index). As of February 28, 2013, a portion of the MSCI EAFE® Index was concentrated in the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3 % of its total assets.

Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING MidCap Opportunities Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of mid-sized U.S. companies. Mid-sized companies are those with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index at the time of purchase. The portfolio may also invest in derivative instruments including futures or index futures that have a similar profile to the benchmark for the portfolio. The portfolio may also invest in foreign securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING PIMCO High Yield Portfolio

Investment Adviser: Directed Services LLC

Sub-Adviser: Pacific Investment Management Company LLC

Investment Objective: Maximize total return, consistent with preservation of capital and prudent investment management.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities (“junk bonds”) rated below investment-grade by Moody’s Investors Service, Inc., Standard and Poor’s Ratings Services, or Fitch Ratings, or if unrated, determined to be of comparable quality, subject to a maximum of 20% of total assets in Caa or below by Moody’s Investors Service, Inc or equivalently rated by S&P or Fitch, or if unrated, determined by the sub-adviser to be of comparable quality. The remainder of assets may be invested in investment-grade debt instruments. The portfolio may invest up to 20% in non-U.S. dollar-denominated securities and without limit in U.S. dollar-denominated foreign issuers and up to 15% of its total assets in emerging markets. The portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio’s total assets. The portfolio may invest in debt instruments including: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on debt instruments and reverse repurchase agreements on debt instruments; debt instruments issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; obligations of international agencies or supranational entities. The portfolio may engage in short sales and may invest up to 10% of its total assets in preferred stocks. The portfolio may invest all of its assets in derivative instruments such as options, futures contracts, or swap agreements. The portfolio may invest all of its assets in mortgage- or asset-backed securities. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “buy backs” or “dollar rolls”). The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3 % of its total assets.

Main Risks: Bank instruments, call, company, convertible securities, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, inflation-indexed bonds, interest rate, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, short sales, sovereign debt, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

Underlying Fund: ING Small Company Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Growth of capital primarily through investment in a diversified portfolio of common stocks of companies with small market capitalizations.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies (defined as those included in Standard and Poor’s SmallCap 600 Index or the Russell 2000® Index, or if not included in either index, have market capitalizations that fall within the range of the market capitalizations of companies included in either index). The portfolio may invest in derivative instruments including, but not limited to, put and call options. The portfolio may also invest, to a limited extent, in foreign stock. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3 % of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING U.S. Bond Index Portfolio

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Barclays Capital U.S. Aggregate Bond Index (“Index”).

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt instruments, rated at least A by Moody’s Investors Service, Inc. or at least A by Standard & Poor’s Ratings Services, or of comparable quality if unrated which are, at the time of purchase, included in the Index, derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components, and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. To Be Announced purchase commitments (“TBA”) shall be deemed included in the Index upon entering into the contract for the TBA if the underlying securities are included in the Index. The portfolio maintains a weighted average effective duration within one year on either side of the duration of the Index, which generally ranges between 3.5 and 6 years. The portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt securities in the Index and to provide fixed-income exposure to the portfolio’s cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3 % of its total assets.

Main Risks: Credit, derivative instruments, index strategy, interest rate, investment model, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

The following are principal risks that apply only to the Underlying Funds:

Concentration in Real Estate Industry. As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. When an Underlying Fund is concentrated in the real estate industry, investments in issuers principally engaged in real estate, including real estate investment trusts, may subject the Underlying Fund to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property. In addition these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, environmental problems, zoning changes, overbuilding, overall declines in the economy and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements.

Convertible Securities. Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, an Underlying Fund could lose money. An Underlying Fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the Underlying Fund’s returns.

Credit Default Swaps. An Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, an Underlying Fund pays a fee to protect against the risk that a security held by the Underlying Fund will default. As a seller of the swap, an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Derivative Instruments. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose an Underlying Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of an Underlying Fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by an Underlying Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on an Underlying Fund; thus exaggerating any increase or decrease in the net asset value of an Underlying Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause an Underlying Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. An Underlying Fund’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to an Underlying Fund.

Focused Investing. To the extent that an Underlying Fund invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. An Underlying Fund assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Underlying Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Underlying Fund to underperform, or be more volatile than, other funds that invest more broadly.

Growth Investing. Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Index Strategy. The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holdings might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Initial Public Offerings. Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for an Underlying Fund. However, there is no assurance that an Underlying Fund will have access to profitable IPOs or that IPOs in which the Underlying Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When an Underlying Fund’s asset base is small, the impact of such investments on the Underlying Fund’s return will be magnified. If an Underlying Fund’s assets grow, it is likely that the effect of the Underlying Fund’s investment in IPOs on the Underlying Fund’s return will decline.

Interest in Loans. The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Investment by Other Funds. Various other mutual funds and/or funds-of-funds, including some ING funds, are allowed to invest in an Underlying Fund. In some cases, an Underlying Fund may serve as a primary or significant investment vehicle for a fund-of-fund. If the purchases, redemptions or rebalancing in these other funds result in large inflows or outflows of cash from the Underlying Fund, the Underlying Fund could be required to sell securities or invest cash at times, or in ways, that could hurt its performance, speed the realization of capital gains, or increase transaction costs. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on an Underlying Fund and funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Issuer Non-Diversification. One or more of the Underlying Funds may be classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Underlying Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Underlying Funds that are “diversified.” Even though classified as non-diversified, an Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Underlying Fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Leverage. Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, among others: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also create leveraging risk. The use of leverage may increase an Underlying Fund’s expenses and increase the impact of an Underlying Fund’s other risks. The use of leverage may exaggerate any increase or decrease in the net asset value of an Underlying Fund. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause an Underlying Fund to be more volatile than if an Underlying Fund had not been leveraged.

Mid-Capitalization Company. Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Mortgage- and/or Asset-Backed Securities. Defaults on or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.

During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Municipal Obligations. The municipal market in which an Underlying Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.

Prepayment and Extension. Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by an Underlying Fund later than expected, which may decrease the value of the obligation and prevent an Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that an Underlying Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that an Underlying Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by its adviser. When lending securities, an Underlying Fund will receive cash or U.S. government securities as collateral. When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and an Underlying Fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” An Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity. An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, an Underlying Fund will be protected to the extent an Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, an Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.

Short Sales. Short sales involve selling a security an Underlying Fund does not own in anticipation that the security’s price will decline. When an Underlying Fund sells a security short and the price of that security rises, it creates a loss for the Underlying Fund. Short sales create leverage and could increase the volatility of an Underlying Fund’s share price.

Short sales expose an Underlying Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying Fund. When an Underlying Fund must purchase the security it borrowed in a short sale as prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing the value of a security owned by an Underlying Fund or a security convertible into or exchangeable for such security, to decline. In such case, any future losses in an Underlying Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities an Underlying Fund owns.

Small-Capitalization Company. Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

Sovereign Debt. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

When Issued and Delayed Delivery Securities and Forward Commitments. When issued securities, delayed delivery securities and forward commitments involve the risk that the security an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, an Underlying Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

APPENDIX D: SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of December 13, 2013:

ING American Funds World Allocation Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*
ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	98.9%; Beneficial	98.9%	21.8%

ING Global Perspectives Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*
ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	99.9% Class ADV; Beneficial	98.7%	21.8%

Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	82.6% Class I; Beneficial	0.9%	0.1%

ING Investement Management Co LLC Attn Robby Presser 230 Park Ave 13th Fl New York, NY 10169	16.3% Class I; 100.0 Class S; Beneficial	0.3%	0.0%

*                 On a pro forma basis, assuming that the value of the shareholder’s interest in the Portfolio on the date of consummation of the Reorganization is the same as on December 13, 2013.

7337 EAST DOUBLETREE RANCH ROAD SUITE 100 SCOTTSDALE, ARIZONA 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2014.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M64756-S13127	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:
				For	Against	Abstain

1.             To approve an Agreement and Plan of Reorganization by and between ING American Funds World Allocation Portfolio and ING Global Perspectives Portfolio ("Global Perspectives Portfolio"), providing for the reorganization of ING American Funds World Allocation Portfolio with and into Global Perspectives Portfolio.

				☐	☐	☐

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on
February 27, 2014.
The Proxy Statement for the Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/ING.

M64757-S13127

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and  Todd  Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the "Portfolio"), which the undersigned is entitled to vote at the Special  Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on February 27, 2014, at 1:00 PM, local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted “FOR” the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PART B

ING Investors Trust

Statement of Additional Information

January 24, 2014

Acquisition of the Assets and Liabilities of: ING American Funds World Allocation Portfolio (A Series of ING Investors Trust) 7337 East Doubletree Ranch Road,Suite100 Scottsdale, Arizona 85258-2034	By and in Exchange for Shares of: ING Global Perspectives Portfolio (A Series of ING Investors Trust) 7337 East Doubletree Ranch Road, Suite100 Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Global Perspectives Portfolio (“SAI”) is available to the shareholders of ING American Funds World Allocation Portfolio (“American Funds Portfolio”), a series of ING Investors Trust, in connection with a proposed transaction whereby all of the assets and liabilities of American Funds Portfolio will be transferred to ING Global Perspectives Portfolio (“Global Perspectives Portfolio,” together with American Funds Portfolio, the “Portfolios, each a “Portfolio”), a series of ING Investors Trust, in exchange for shares of Global Perspectives Portfolio.

This SAI consists of: (i) this cover page; (ii) the Portfolio Managers’ Report for American Funds Portfolio; (iii) the accompanying pro forma financial statements; and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.              The SAI for American Funds Portfolio, dated April 30, 2013, as filed on April 24, 2013 (File No: 033-23512) and the SAI for Global Perspectives Portfolio dated April 30, 2013, as filed on April 24, 2013 (File No: 033-23512).

2.              The Financial Statements of American Funds Portfolio included in the Annual Report dated December 31, 2012, as filed on March 6, 2013 and the Semi-Annual Report dated June 30, 2013, as filed on September 4, 2013 (File No: 811-05629) and the Financial Statements of Global Perspectives Portfolio included in the Semi-Annual Report dated June 30, 2013, as filed on September 4, 2013 (File No. 811-05629).

This SAI is not a prospectus. A Proxy Statement/Prospectus dated January 24, 2014, relating to the Reorganization of American Funds Portfolio may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

1

ING Global Perspectives Portfolio

Set forth below is an excerpt from Global Perspectives Portfolio’s semi-annual report dated June 30, 2013.

Market Perspective: Six Months Ended June 30, 2013

Investors welcomed in 2013 having seen global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, power ahead by 8.69% in the previous six months. Central banks from the U.S. to the U.K. to the euro zone were keeping interest rates so low that investors were ratcheting their risk exposures higher in the search for return. By the end of 2012 it was evident that the Bank of Japan would join the other central banks, as Japan’s parliamentary opposition, promising unlimited monetary easing, won a landslide in December elections. Some commentators fretted that this was not a particularly sound basis for the market’s advance. But sound or not, the index surged another 11.70% in the first half of 2013. (The MSCI World IndexSM returned 8.43% for the six-months ended June 30, 2013, measured in U.S. dollars.)

Much of the strength in global equities in late 2012 could be attributed to a recovery in the euro zone after European Central Bank (“ECB”) President Draghi’s July pronouncement, amid new waves of fear that the euro zone could not survive the depredations of its weakest members, that the ECB was “ready to do whatever it takes to preserve the euro.” This seemed to calm nerves, but confidence was shaken twice in early 2013. First, in February, the Italian general election ended in stalemate on low turnout that signaled the rejection of reform. Next, the final basis of a bailout for insolvent Cyprus banks imposed a levy on uninsured deposits and capital controls. In short order, a euro held in one country became different from a euro held in another: hardly the mark of an effective single currency.

In the U.S., with sentiment cushioned by the Federal Reserve’s $85 billion of monthly Treasury and mortgage-backed securities purchases, investors watched an economic recovery that was undeniable but unimpressive. By June monthly job creation was averaging 155,000 per month but the unemployment rate was still elevated at 7.6%. The highest consumer confidence indices in five years contrasted with stagnant manufacturing output. Growth in first quarter gross domestic product (“GDP”) was surprisingly revised down from 2.4% to a dreary 1.8%. At least the housing market was maintaining its recovery. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 12.05% year-over-year gain, the most in over seven years, with existing home sales the highest since November 2009.

Elsewhere, China faced faltering growth and fading exports, while it tried to pierce a bank credit bubble with blunt instruments.

But any illusions about the ultimate source of investor confidence in this environment were shattered on May 22 and again on June 19, when Federal Reserve Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing, perhaps sooner than expected. They didn’t like it. Bond yields soared and by June 24 the index had given back 8%, leading nervous central bankers the world over, in the last days of June, to assure all who would listen that easy money would be in force for a long time. So not only were markets being heavily influenced by central bankers; evidently central bankers were more than a little sensitive to their effect on markets.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds slipped 2.44% in the first half of 2013, having been slightly ahead for the year on May 21. Only the sub-indices with the shortest durations held on to positive returns while the Barclays Long Term U.S. Treasury Index lost 7.83%. The Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained just 1.42%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 13.82% in the half year, the best first half since 1998, albeit 4% off its high. All sectors rose, led by health care with a gain of 20.26% and financials 19.50%, while materials 2.90% and technology 6.35% lagged the most. Operating earnings per share for S&P 500® companies set a record in the first quarter of 2013. But could this last given that the share of profits in national income was historically high?

In currency markets the dollar rose 1.41% against the euro over the period and 6.85% against the pound, due to the generally better growth outlook in the U.S., events described above in Italy and Cyprus and as Moody’s relieved the U.K. of its Aaa credit rating. The dollar climbed 14.28% over the yen due to the new aggressive monetary easing policy in Japan.

In international markets, the MSCI Japan® Index soared 33.90%. Investors hoped Prime Minister Abe’s and Bank of Japan Governor Kuroda’s steps to conquer deflation and get consumers and businesses spending again would gain traction. Encouragingly GDP growth was reported at 4.1% annualized in the first quarter. However prices were still in the doldrums, flat in May from a year earlier after six straight falls. The MSCI Europe ex UK® Index rose 5.41%, less than half of this for euro zone markets. Mr. Draghi’s words were perceived to remove the existential threat to the euro. But there was little else to motivate investors. The euro zone reported its sixth straight quarterly fall in GDP and a new record unemployment rate of 12.2%, ranging from 5.4% in Germany to 26.8% in Spain. The MSCI UK® Index added 7.46%. As in the U.S. and latterly Japan, stock prices were supported by the central bank’s quantitative easing. Having fallen by 0.3% in the fourth quarter, GDP recovered the loss in the first quarter of 2013 and June ended with some key indicators: purchasing managers’ indices and retail sales, showing tentative improvement.

2

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Baryclays Long Term U.S. Treasury Index

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

* * * *

3

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of American Funds Portfolio will be transferred to Global Perspectives Portfolio, in exchange for shares of Global Perspectives Portfolio, shown below are financial statements for each Portfolio and Pro Forma Financial Statements for the combined Portfolio, assuming the Reorganization is consummated, as of June 30, 2013. The first table presents Statements of Assets and Liabilities for each Portfolio and estimated pro forma figures for the combined Portfolio. The second table presents Statements of Operations for each Portfolio and estimated pro forma figures for the combined Portfolio. The third table presents Portfolio of Investments for each Portfolio and estimated pro forma figures for the combined Portfolio. The tables are followed by the Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2013 (Unaudited)

	American Funds Portfolio	Global Perspectives Portfolio	Pro Forma Adjustments		Global Perspectives Portfolio Pro Forma Combined
ASSETS:
Investments in affiliated underlying funds at fair value*	$—	$438,802	$184,022,125	(A)	$184,460,927
Investments in underlying funds at fair value**	184,022,125	—	(184,022,125	)(A)	—
Total Investments at fair value	$184,022,125	$438,802	$—		$184,460,927
Cash	194,725	8			194,733
Receivables:
Investment in affiliated underlying funds sold	—	14	1,272,946	(A)	1,272,960
Investment in underlying funds sold	1,272,946	—	(1,272,946	)(A)	—
Dividends	—	165	—		165
Prepaid expenses	635	—	—		635
Prepaid offering expense	—	20,959	—		20,959
Reimbursement due from manager	23,282	3,011	113,900	(B)	140,193
Total assets	185,513,713	462,959	113,900		186,090,572

LIABILITIES:
Payable for investments in underlying funds purchased	1,415,808	—	—		1,415,808
Payable for fund shares redeemed	47,138	13	—		47,151
Payable for investment management fees	15,370	32	—		15,402
Payable for administrative fees	15,370	32	—		15,402
Payable for distribution and shareholder service fees	92,213	126	—		92,339
Payable for trustee fees	963	2	—		965
Other accrued expenses and liabilities	30,373	23,492	113,900	(B)	167,765
Total liabilities	1,617,235	23,697	113,900		1,754,832
NET ASSETS	$183,896,478	$439,262	$—		$184,335,740

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$164,816,319	$455,462	$—		$165,271,781
Undistributed net investment income	3,099,049	172	—		3,099,221
Accumulated net realized gain (loss)	3,934,801	(58)	—		3,934,743
Net unrealized appreciation (depreciation)	12,046,309	(16,314)	—		12,029,995
NET ASSETS	$183,896,478	$439,262	$—		$184,335,740

*	Cost of investments in affiliated underlying funds	$—	$455,116	$171,975,816	(A)	$172,430,932
**	Cost of investments in underlying funds at value	$171,975,816	$—	$(171,975,816	)(A)	$—

	Class ADV^:
	Net Assets	$183,896,478	$292,881	$—		$184,189,359
	Shares authorized	unlimited	unlimited			unlimited
	Par value	$0.001	$0.001			$0.001

4

	American Funds Portfolio	Global Perspectives Portfolio	Pro Forma Adjustments		Global Perspectives Portfolio Pro Forma Combined
Shares outstanding	16,357,515	30,230	2,620,450	(C)	19,008,195
Net asset value and redemption price per share	$11.24	$9.69			$9.69

Class I:
Net Assets	n/a	$117,309	$—		$117,309
Shares authorized	n/a	unlimited			—
Par value	n/a	$0.001			$0.001
Shares outstanding	n/a	12,105	—		12,105
Net asset value and redemption price per share	n/a	$9.69			$9.69

Class S:
Net Assets	n/a	$29,072	$—		$29,072
Shares authorized	n/a	unlimited			—
Par value	n/a	$0.001			$0.001
Shares outstanding	n/a	3,001	—		3,001
Net asset value and redemption price per share	n/a	$9.69			$9.69

(A)	Reflects adjustments related to portfolio consolidation.
(B)	Reflects adjustment for estimated one time merger expenses (See Note 4 in Notes to Unaudited Pro Forma Financial Statements).
(C)	Reflects new shares issued, net of retired shares of American Funds Portfolio. (Calculation: Net Assets ÷ NAV per share)
^	American Funds Portfolio has no class designation; all net assets and shares are merging into Global Perspectives Portfolio Class ADV.

See accompanying Notes to Pro Forma Financial Statements (Unaudited)

5

STATEMENTS OF OPERATIONS for the twelve months ended June 30, 2013 (Unaudited)

	American Funds Portfolio	Global Perspectives Portfolio May 1, 2013(1) to June 30, 2013	Pro Forma Adjustments		Global Perspectives Portfolio Pro Forma Combined
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$—	$540	$—		$540
Dividends from underlying funds	4,339,656	—	—		4,339,656
Interest	5	—	—		5
Total investment income	4,339,661	540	—		4,340,201

EXPENSES:
Investment management fees	188,339	50	(836	)(A)	187,553
Distribution and service fees:
Class ADV	1,130,040	220	285,527	(A)	1,415,787
Class S	—	12	60	(A)	72
Transfer agent fees	250	17	3,549	(A)	3,816
Administrative service fees	188,338	50	(835	)(A)	187,553
Shareholder reporting expense	21,749	308	(121	)(A)	21,936
Professional fees	29,839	1,676	2,727	(A)	34,242
Custody and accounting expense	6,989	196	10,209	(A)	17,394
Trustee fees	2,789	5	6,516	(A)	9,310
Offering expense	—	4,041	—		4,041
Miscellaneous expense	9,516	297	8,641	(A)	18,454
Merger expenses	—	—	113,900	(B)	113,900
Total expenses	1,577,849	6,872	429,339		2,014,060
Net waived and reimbursed fees	(296,439)	(6,504)	(943,178	)(A)	(1,246,121)
Net expenses	1,281,410	368	(513,839)		767,939
Net investment income	3,058,251	172	513,839		3,572,262

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,486,369	—	—		2,486,369
Capital gain distributions from affiliated underlying funds	711,028	—	—		711,028
Sale of affiliated underlying funds		(58)			(58)
Net realized gain (loss)	3,197,397	(58)	—		3,197,339
Net change in unrealized appreciation or (depreciation) on:
Affiliated underlying funds	—	(16,314)	—		(16,314)
Underlying funds	12,735,374	—	—		12,735,374
Net change in unrealized appreciation or (depreciation)	12,735,374	(16,314)	—		12,719,060
Net realized and unrealized gain (loss)	15,932,771	(16,372)	—		15,916,399
Increase (decrease) in net assets resulting from operations	$18,991,022	$(16,200)	$513,839		$19,488,661

*Foreign taxes withheld	$—	$—	$—	$—

(1)	Commencement of operations.
(A)	Reflects adjustment in expenses due to effects of new contractual rates.
(B)	Reflects adjustment for estimated one time merger expenses (See Note 4 in Notes to Unaudited Pro Forma Financial Statements).

See accompanying Notes to Pro Forma Financial Statements

6

PORTFOLIO OF INVESTMENTS

as of June 30, 2013 (Unaudited)

Americans Funds Portfolio	Global Perspectives Portfolio	Pro Forma adjustments		Global Perspectives Portfolio Pro Forma Combined				American Funds Portfolio	Global Perspectives Portfolio	Pro Forma adjustments		Global Perspectives Portfolio Pro Forma Combined
Shares	Shares	Shares		Shares				Value	Value	Value		Value

				MUTUAL FUNDS: 100.1%
						Mutual Funds: 0.0%
3,196,109	—	(3,196,109	)(A)	—	@	American FIS Blue Chip I&G Fund - Class 1 Shares		36,659,366	—	(36,659,366	)(A)	—
4,238,478	—	(4,238,478	)(A)	—	@	American Funds Bond Fund - Class 1 Shares		45,945,107	—	(45,945,107	)(A)	—
274,134	—	(274,134	)(A)	—	@	American Funds Growth Fund - Class 1 Shares		18,339,553	—	(18,339,553	)(A)	—
825,631	—	(825,631	)(A)	—	@	American Funds High-Income Bond Fund - Class 1 Shares		9,214,040	—	(9,214,040	)(A)	—
1,015,765	—	(1,015,765	)(A)	—	@	American Funds International Fund - Class 1 Shares		18,497,082	—	(18,497,082	)(A)	—
1,155,858	—	(1,155,858	)(A)	—	@	American Funds International Growth and Income Fund - Class 1 Shares		18,366,590	—	(18,366,590	)(A)	—
1,664,435	—	(1,664,435	)(A)	—	@	American Funds New World Fund - Class 1 Shares		37,000,387	—	(37,000,387	)(A)	—
								184,022,125	—	(184,022,125)		—

						Affiliated Investment Companies: 100.1%
—	3,972	1,665,753	(A)	1,669,725		ING Clarion Global Real Estate Portfolio - Class I		—	44,766	18,773,694	(A)	18,818,460
—	4,247	1,781,081	(A)	1,785,328		ING Emerging Markets Index Portfolio - Class I		—	43,961	18,436,098	(A)	18,480,059
—	4,071	1,707,271	(A)	1,711,342		ING Global Bond Fund - Class R6		—	43,401	18,201,249	(A)	18,244,650
—	5,090	2,134,613	(A)	2,139,703		ING GNMA Income Fund - Class I		—	44,233	18,550,168	(A)	18,594,401
—	1,592	667,643	(A)	669,235		ING Growth and Income Portfolio - Class I		—	43,659	18,309,447	(A)	18,353,106
—	5,077	2,129,162	(A)	2,134,239		ING International Index Portfolio - Class I		—	43,353	18,181,119	(A)	18,224,472
—	3,015	1,264,412	(A)	1,267,427		ING MidCap Opportunities Portfolio - Class I		—	43,895	18,408,419	(A)	18,452,314
—	4,194	1,758,854	(A)	1,763,048		ING PIMCO High Yield Portfolio - Class I		—	43,573	18,273,381	(A)	18,316,954
—	2,145	899,557	(A)	901,702		ING Small Company Portfolio - Class I		—	44,049	18,473,003	(A)	18,517,052
—	4,178	1,752,144	(A)	1,756,322		ING U.S. Bond Index Portfolio - Class I		—	43,912	18,415,547	(A)	18,459,459
								—	438,802	184,022,125		184,460,927
						Total Mutual Funds ( Cost $172,430,932 )		184,022,125	438,802	—		184,460,927

						Total Investments in Securities ( Cost $172,430,932 ) *	100.1%	$184,022,125	$438,802	$—		$184,460,927
						Other Assets and Liabilities - Net	(0.1)	(125,647)	460	—		(125,187)
						Net Assets	100.0%	$183,896,478	$439,262	$—		$184,335,740

7

@	Non-income producing security
(A)	Reflects adjustments related to portfolio consolidation.

*	Cost for federal income tax purposes is:	$172,570,896	$455,529	$—	$173,026,425
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$12,670,604	$—	$—	$12,670,604
	Gross Unrealized Depreciation	(1,219,375)	(16,727)	—	(1,236,102)
	Net Unrealized Appreciation	$11,451,229	$(16,727)	$—	$11,434,502

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30,2013 in valuing the assets and liabilities:

	American Funds Portfolio	Global Perspectives Portfolio	Pro-forma adjustments	Pro-forma
Asset Table
Investments, at value
Level 1 - Quoted Prices	$184,022,125	$438,802	$—	$184,460,927
Level 2 - Other Significant Observable Inputs	—	—	—	—
Level 3 - Significant Unobservable Inputs	—	—	—	—
Total Investments, at value	$184,022,125	$438,802	$—	$184,460,927

^ See Note 2, “Security Valuation” in the Notes to Unaudited Pro Forma Financial Statements for additional information.

8

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 — Basis of Combination:

The Board of Trustees (the “Board”) of ING American Funds World Allocation Portfolio (“American Funds”) and ING Global Perspective Portfolio (“Global Perspectives”) (each a “Portfolio” and collectively, the “Portfolios”), approved an Agreement and Plan of Reorganization dated October 22, 2013 (the “Plan”) whereby, subject to approval by the shareholders of American Funds, Global Perspectives will acquire all of the assets of American Funds, subject to the liabilities of such Portfolio, in exchange for Global Perspectives issuing shares of such fund to shareholders of American Funds in a number equal in value to net assets of American Funds (the “Merger”).

The Merger will be accounted for as a tax-free merger of investment companies with Global Perspectives remaining as both the tax and accounting survivor.  The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization(s) occurred at June 30, 2013.  The unaudited pro forma Portfolio of Investments and Statement of Assets and Liabilities reflect the financial position of American Funds and Global Perspectives at June 30, 2013.  The unaudited pro forma Statement of Operations reflects the results of operations of American Funds and Global Perspectives for the twelve-months ended June 30, 2013.  These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the date indicated above for American Funds and Global Perspectives under U.S. generally accepted accounting principles for investment companies. The unaudited pro forma Portfolio of Investments reflects the pro forma combined portfolio holdings of American Funds and Global Perspectives as of June 30, 2013. This unaudited pro forma Portfolio of Investments reflects management’s anticipation that most portfolio transitioning, including the sale of most holdings of American Funds and the purchases of assets Global Perspectives may hold or wish to hold, will take place shortly prior to the closing date of the Mergers. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Global Perspectives for pre-combination periods will not be restated.

The unaudited pro forma Portfolio of Investments, and Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of each Portfolio, which are incorporated by reference in the Statement of Additional Information.

Note 2 — Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing price.  Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. The valuations of a Portfolio’s investments in underlying funds are based on the net asset values (“NAV”) of the underlying funds each business day. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Portfolio’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Portfolio’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of each Portfolio.  Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 — Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of common Global Perspectives issued in connection with the proposed acquisition of American Funds by Global Perspectives as of June 30, 2013.  The number of additional shares issued was calculated by dividing the net assets of each class of American Funds by the respective class net asset value per share of Global Perspectives.

Note 4 — Merger Costs:

The Adviser (or an affiliate) will bear the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

Merger costs to be incurred by the Adviser (or an affiliate) are estimated at approximately $113,900. These costs represent the estimated expenses of the Portfolio carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

9

Note 5 — Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.  Actual results could differ from these estimates.

Note 6 — Federal Income Taxes:

It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.  Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.  A portion of the amount of these capital loss carryforwards may be limited in the future.

10

ING Investors Trust

(“Registrant”)

PART C:

OTHER INFORMATION

ITEM 15.   INDEMNIFICATION

Reference is made to Article V, Section 5.4 of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.

Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee’s serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.

The Trust has a management agreement with Directed Services LLC (“DSL”), and the Trust and DSL have various portfolio management agreements with the portfolio managers (the “Agreements”). Generally, the Trust will indemnify DSL and the portfolio managers under the Agreements for acts and omissions by DSL and/or the portfolio managers. Also, DSL will indemnify the portfolio managers under the Agreements for acts and omissions by the portfolio managers. Neither DSL nor the portfolio managers are indemnified for acts or omissions where DSL and/or the portfolio managers commit willful misfeasance, bad faith, gross negligence, and/or by reason of reckless disregard.

The Trust has a management agreement with ING Investments, LLC (“ING Investments”) with respect to ING American Funds Portfolios, ING Retirement Portfolios, and ING Clarion Global Real Estate Portfolio.  Generally, the Trust will indemnify ING Investments from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the management agreement between the Trust and ING Investments, except by reason of willful misfeasance, bad faith, or negligence in the performance of the ING Investment’s duties, or by reason of reckless disregard of its obligations and duties under the agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 16. EXHIBITS

1.              (A)                               Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (17)

(B)                               Certificate of Amendment dated May 1, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (17)

(C)                               Amendment #2 effective May 1, 2003 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

(D)                               Amendment #3 effective June 2, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

(E)                                Amendment #4 effective June 16, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

(F)                                 Amendment #5 dated August 25, 2003 to the Trust’s Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

1

(G)                               Amendment #6 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

(H)                              Amendment #7 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

(I)                                   Amendment #9 effective November 11, 2003 to The Amended and Restated Agreement and Declaration of Trust (22)

(J)                                   Amendment #10, effective June 2, 2003, to The Amended and Restated Agreement and Declaration of Trust (23)

(K)                              Amendment #11, effective January 20, 2004, to The Amended and Restated Agreement and Declaration of Trust (23)

(L)                                Amendment #12, effective February 25, 2004, to The Amended and Restated Agreement and Declaration of Trust (23)

(M)                            Amendment #13, effective August 1, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)

(N)                               Amendment #14, effective August 6, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)

(O)                               Amendment #15, dated September 3, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)

(P)                                 Amendment #16 effective November 8, 2004 to The Amended and Restated Agreement and Declaration of Trust (25)

(Q)                               Amendment #17 effective February 1, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)

(R)                               Amendment #18 effective April 29, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)

(S)                                 Amendment #19 effective May 2, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)

(T)                                Amendment #21 effective July 25, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to addition of ING MarketStyle Growth, ING MarketStyle Moderate Growth, ING MarketStyle Moderate, ING MarketPro, and ING VP Index Plus International Equity Portfolios (27)

(U)                               Amendment #20 effective August 15, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Mercury Focus Value Portfolio to ING Mercury Large Cap Value Portfolio (27)

(V)                               Amendment #22 effective August 29, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Jennison Equity Opportunities Portfolio to ING Wells Fargo Advantage Mid Cap Disciplined Portfolio (27)

(W)                            Amendment #23 effective November 30, 2005 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING EquitiesPlus Portfolio, ING FMRSM Small Cap Equity Portfolio, ING Global Real Estate Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio (29)

(X)                               Amendment #24 effective December 1, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Salomon Brothers Investors Portfolio to ING Lord Abbett Affiliated Portfolio (33)

2

(Y)                               Amendment # 25 effective December 5, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio and ING Capital Guardian Managed Global Portfolio to ING Templeton Global Growth Portfolio (33)

(Z)                                Amendment #26 dated January 3, 2006 to the Amended and Restated Agreement and Declaration of Trust to abolish the ING AIM Mid Cap Growth Portfolio (33)

(AA)                      Amendment #27 effective March 24, 2006 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING Franklin Income Portfolio and ING Quantitative Small Cap Value Portfolio (33)

(BB)                      Amendment #28 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to (1) Re-designate Service 1 Class shares to Service Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio; and (2) Designate Adviser Class shares and Institutional Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio (33)

(CC)                      Amendment #29 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Quantitative Small Cap Value Portfolio to ING Disciplined Small Cap Value Portfolio, and ING  Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap Portfolio (33)

(DD)                      Amendment #30, effective May 1, 2006, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio  (34)

(EE)                        Amendment #31, effective August 7, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING MFS Mid Cap Growth Portfolio to ING FMRSM Mid Cap Growth Portfolio and ING Goldman Sachs TollkeeperSM Portfolio to ING Global Technology Portfolio (35)

(FF)                          Amendment #32, effective November 6, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING Mercury Large Cap Growth Portfolio to ING BlackRock Large Cap Growth Portfolio, ING Mercury Large Cap Value Portfolio to ING BlackRock Large Cap Value Portfolio, ING FMRSM Earnings Growth Portfolio to ING FMRSM Large Cap Growth Portfolio and ING JPMorgan Small Cap Equity Portfolio to ING JPMorgan Small Cap Core Equity Portfolio (35)

(GG)                      Amendment #33, with regard to ING Eagle Asset Capital Appreciation Portfolio, dated December 27, 2006, to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest (35)

(HH)                    Amendment #34, effective April 3, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING BlackRock Inflation Protected Bond Portfolio, ING Franklin Mutual Shares Portfolio and ING Franklin Templeton Founding Strategy Portfolio (36)

(II)                              Amendment #35, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING International Portfolio to ING International Growth Opportunities Portfolio, ING Van Kampen Equity Growth Portfolio to ING Van Kampen Capital Growth portfolio, and ING Wells Fargo Mid Cap Disciplined Portfolio to ING Wells Fargo Disciplined Value Portfolio (36)

(JJ)                              Amendment #36, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service Class shares for ING Stock Index Portfolio (36)

(KK)                    Amendment #37 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Capital Guardian Small/Mid Cap Portfolio (38)

(LL)                        Amendment #38 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Legg Mason Partners All Cap Portfolio (38)

(MM)                Amendment #39, effective June, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish an additional series designated as ING Focus 5 Portfolio (38)

3

(NN)                      Amendment # 40, effective July 31, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service 2 Class shares for ING Stock Index Portfolio (38)

(OO)                      Amendment #41, effective September 12, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish two additional series ING American Funds Bond Portfolio and ING LifeStyle Conservative Portfolio (40)

(PP)                          Plan of Liquidation and Dissolution of Series of ING MarketPro Portfolio, effective October 26, 2007 (42)

(QQ)                      Plan of Liquidation and Dissolution of Series of ING MarketStyle Growth Portfolio, effective October 26, 2007 (42)

(RR)                      Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Growth Portfolio, effective October 26, 2007 (42)

(SS)                          Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Portfolio, effective October 26, 2007 (42)

(TT)                        Amendment #42 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest, dated November 29, 2007 (42)

(UU)                      Amendment #43 to the Amended and Restated Agreement and Declaration of Trust, effective January 7, 2008 (42)

(VV)                      Amendment #44 to the Amended and Restated Agreement and Declaration of Trust, effective January 31, 2008 (42)

(WW)                Amendment #45 to the Amended and Restated Agreement and Declaration of Trust, effective February 22, 2008 (42)

(XX)                      Amendment #46 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest, dated March 27, 2008 (42)

(YY)                      Amendment #47 to the Amended and Restated Agreement and Declaration of Trust, effective April 14, 2008 (42)

(ZZ)                        Plan of Liquidation and Dissolution of Series of ING EquitiesPlus Portfolio, effective April 28, 2008 (42)

(AAA)             Amendment #48 to the Amended and Restated Agreement and Declaration of Trust, dated April 28, 2008 (43)

(BBB)             Amendment #49 to the Amended and Restated Agreement and Declaration of Trust, effective July 1, 2008 (43)

(CCC)             Amendment #50 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest of ING Capital Guardian U.S. Equities Portfolio and ING Well Fargo Disciplined Value Portfolio) dated September 11, 2008 (44)

(DDD)             Amendment #51 to the Amended and Restated Agreement and Declaration of Trust, Designation of Adviser Class shares for ING Stock Index Portfolio effective January 23, 2009 (45)

(EEE)                Action by Unanimous Written Consent of the Boards of Directors/Trustees (fixing the number of Trustees comprising the Board to 10) dated January 30, 2009 (45)

(FFF)                   Amendment #52 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Legg Mason Value Portfolio to ING Growth and Income Portfolio II effective April 30, 2009 (45)

(GGG)             Amendment #53 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Global Real Estate Portfolio to ING Clarion Global Real Estate Portfolio, ING Julius Baer Foreign Portfolio to ING Artio Foreign Portfolio, ING Oppenheimer Active Asset Allocation Portfolio to ING Oppenheimer Active Allocation Portfolio,

4

ING PIMCO Core Bond Portfolio to ING PIMCO Total Return Bond Portfolio, ING Van Kampen Real Estate Portfolio to ING Clarion Real Estate Portfolio and ING VP Index Plus International Equity Portfolio to ING International Equity Portfolio effective May 1, 2009 (45)

(HHH)          Plan of Liquidation and Dissolution of Series of ING Disciplined Small Cap Value Portfolio, effective April 4, 2009 (46)

(III)                         Amendment #54 effective July 17, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to establish four additional series ING Retirement Conservative Portfolio, ING Retirement Moderate Portfolio, ING Retirement Moderate Growth Portfolio and ING Retirement Growth Portfolio (46)

(JJJ)                         Amendment #55 dated July 20, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING JPMorgan Value Opportunities Portfolio, ING Oppenheimer Main Street Portfolio and ING Van Kampen Capital Growth Portfolio (46)

(KKK)          Amendment #56 dated August 10, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING AllianceBernstein Mid Cap Equity Portfolio, ING Growth and Income Portfolio II, ING Index Plus International Equity Portfolio and ING International Growth Opportunities Portfolio (47)

(LLL)                Amendment #57 dated August 19, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING Disciplined Small Cap Value Portfolio (47)

(MMM)    Plan of Liquidation and Dissolution of Series of ING Multi-Manager International Small Cap Portfolio, effective October 23, 2009 (47)

(NNN)             Amendment #58 dated October 26, 2009 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING LifeStyle Portfolios (48)

(OOO)             Amendment #59 effective November 27, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to designate Adviser Class shares for ING Van Kampen Global Tactical Asset Allocation Portfolio (47)

(PPP)                   Amendment #59 dated November 27, 2009 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the designation of Adviser Class shares for ING Van Kampen Global Tactical Allocation Portfolio (48)

(QQQ)             Amendment #60 dated March 22, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the establishment of ING DFA Global Allocation Portfolio (48)

(RRR)             Amendment #61 dated March 25, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING T. Rowe Price Personal Strategy Growth Portfolio (48)

(SSS)                   Amendment #62 dated April 30, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING Evergreen Health Sciences Portfolio to ING Wells Fargo Health Care Portfolio, ING Focus 5 Portfolio to ING DFA Global All Equity Portfolio, ING Lord Abbett Affiliated Portfolio to ING Lord Abbett Growth and Income Portfolio, ING Stock Index Portfolio to ING U.S. Stock Index Portfolio, ING Van Kampen Global Franchise Portfolio to ING Morgan Stanley Global Franchise Portfolio, and ING Van Kampen Global Tactical Asset Allocation Portfolio to ING Morgan Stanley Global Tactical Asset Allocation Portfolio (48)

(TTT)                Amendment #63 effective May 27, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the Service 2 Class of ING Limited Maturity Bond Portfolio and ING Pioneer Fund Portfolio (49)

(UUU)             Amendment #64 effective June 14, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING Wells Fargo Omega Growth Portfolio to ING Large Cap Growth Portfolio (49)

(VVV)             Amendment #65 effective August 23, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING DFA Global All Equity Portfolio to ING DFA World Equity Portfolio (49)

5

(WWW)    Amendment #66 dated August 23, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING Wells Fargo Small Cap Disciplined Portfolio (49)

(XXX)             Amendment #67 effective November 12, 2010 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to establish two additional series ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio (49)

(YYY)             Amendment #68 effective January 21, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Marsico International Opportunities Portfolio to ING T. Rowe Price International Stock Portfolio and ING Pioneer Equity Income Portfolio to ING Large Cap Value Portfolio (50)

(ZZZ)                Amendment #69 dated January 24, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING American Funds Growth-Income Portfolio, ING BlackRock Large Cap Value Portfolio, ING Lord Abbett Growth and Income Portfolio, and ING Morgan Stanley Global Tactical Asset Allocation Portfolio (50)

(AAAA)    Amendment #70 effective April 29, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Van Kampen Growth and Income Portfolio to ING Invesco Van Kampen Growth and Income Portfolio and ING Wells Fargo Health Care Portfolio to ING BlackRock Health Sciences Opportunities Portfolio (50)

(BBBB)    Amendment #71 effective July 1, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Janus Contrarian Portfolio to ING Core Growth and Income Portfolio (51)

(CCCC)    Amendment #72 effective July 15, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of Service 2 Class shares of ING BlackRock Health Sciences Opportunities Portfolio and Institutional Class shares of ING Morgan Stanley Global Franchise Portfolios (51)

(DDDD)    Amendment #73 effective November 17, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of Service 2 Class shares of ING T. Rowe Price International Stock Portfolio (51)

(EEEE)        Amendment #74 effective December 5, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of shares of ING Core Growth and Income Portfolio (51)

(FFFF)            Amendment #75 effective July 20, 2012 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING American Funds Bond Portfolio to ING Bond Portfolio (53)

(GGGG)    Amendment #76 effective July 23, 2012 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds Growth Portfolio and ING Artio Foreign Portfolio (53)

(HHHH) Amendment #77 effective March 25, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the establishment of ING Global Perspectives Portfolio (54)

(IIII)                    Amendment #78 effective  March 25, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING Oppenheimer Active Allocation Portfolio (54)

(JJJJ)                    Amendment #79 effective April 30, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Invesco Van Kampen Growth and Income Portfolio to ING Invesco Growth and Income Portfolio (54)

(KKKK) Amendment #80 effective May 1, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Pioneer Fund Portfolio to ING Multi-Manager Large Cap Core Portfolio (54)

6

2.              By-laws (1)

3.              Not Applicable.

4.              Agreement and Plan of Reorganization between ING American Funds World Allocation Portfolio, a series of Registrant, and ING Global Perspectives Portfolio, a series of Registrant — Attached as Appendix A to the Proxy Statement/Prospectus.

5.              Instruments Defining Rights of Security Holders (1)

6.              (A)                               (i)                                     Amended and Restated Management Agreement, effective October 24, 1997, as amended May 24, 2002, and as amended and restated January 1, 2007 between ING Investors Trust and Directed Services LLC (35)

(a)                                 Amended Schedule A and Amended Schedule B, dated November, 2012, with respect to the Amended and Restated Management Agreement between ING Investors Trust and Directed Services LLC (53)

(b)                                 Letter Agreement, dated May 1, 2013 to reduce the annual investment management fee for ING Pioneer Mid Cap Value Portfolio for the period from May 1, 2013 through May 1, 2014 (54)

(c)                                  Letter Agreement, dated May 1, 2013 to reduce the annual investment management fee for ING T. Rowe Price Equity Income Portfolio for the period from May 1, 2013 through May 1, 2014 (54)

(ii)                                  Investment Management Agreement, dated August 21, 2003, between ING Investors Trust and ING Investments, LLC (20)

(a)                                 First Amendment to Investment Management Agreement, between ING Investors Trust and ING Investments, LLC, effective as of September 2, 2004 (25)

(b)                                 Second Amendment to Investment Management Agreement, dated August 21, 2003, between ING Investors Trust and ING Investments, LLC, effective as of December 15, 2006 (35)

(c)                                  Amended Schedule A, effective November, 2012, to the Investment Management Agreement dated August 21, 2003, between ING Investors Trust and ING Investments, LLC (53)

(iii)                               Management Agreement, dated February 25, 2004, between ING Investors Trust and ING Investments, LLC (24)

(a)                                 First Amendment to Management Agreement, dated September 2, 2004, between ING Investors Trust and ING Investments, LLC (25)

(b)                                 Second Amendment to Management Agreement, dated February 25, 2004, between ING Investors Trust and ING Investments, LLC, effective as of December 15, 2006 (35)

(c)                                  Amended Schedule A, effective May 1, 2013 with respect to the Management Agreement between ING Investors Trust and ING Investments, LLC (54)

(d)                                 Letter Agreement, dated May 1, 2013 to reduce the annual investment management fee for ING Clarion Global Real Estate Portfolio for the period from May 1, 2013 through May 1, 2014 (54)

(iv)                              Amended and Restated Investment Management Agreement, effective April 29, 2005 as  amended and restated January 1, 2007, between ING Investors Trust and Directed Services LLC  (35)

(a)                                 Amended Schedule A, effective July 1, 2011, with respect to the Amended and Restated Investment Management Agreement, effective April 29, 2005 and amended and restated January 1, 2007 between ING Investors Trust and Directed Services LLC (52)

(b)                                 Waiver Letter effective April 30, 2010 between Directed Services LLC and ING Investors Trust regarding ING DFA Global All Equity Portfolio (48)

(c)                                  Waiver Letter dated May 1, 2013 between Directed Services LLC and ING Investors Trust regarding lowering the management fee for  ING Large Cap Value Portfolio from May 1, 2013 through May 1, 2014  (54)

(d)                                 Waiver Letter effective May 1, 2013 between Directed Services LLC and ING Investors Trust regarding lowering the management fee for ING Clarion Real Estate Portfolio from May 1, 2013 through May 1, 2014 (54)

(B)                               Portfolio Management Agreements

(i)                                     Amended and Restated Portfolio Management Agreement, effective as of October 24, 1997, as amended and restated as of January 21, 2011 between ING Investors Trust, Directed Services LLC and T. Rowe Price Associates, Inc. (51)

7

(a)                                 Amended Schedule A effective January 21, 2011 to Portfolio Management Agreement between ING Investors Trust, Directed Services LLC and T. Rowe Price Associates, Inc. regarding ING T. Rowe Price Capital Appreciation, ING T. Rowe Price Equity Income and ING T. Rowe Price International Stock Portfolios (50)

(b)                                 Amended Schedule B effective May 1, 2011 to the Portfolio Management Agreement between ING Investors Trust, Directed Services LLC and T. Rowe Price Associates, Inc. regarding ING T. Rowe Price Capital Appreciation, ING T. Rowe Price Equity Income and ING T. Rowe Price International Stock Portfolios (51)

(c)                                  First Amendment to Amended and Restated Portfolio Management Agreement dated October 24, 1997 as amended and  restated January 21, 0211 between ING Investors Trust, Directed Services LLC and T. Rowe Price Associates, Inc. effective May 1, 2011 (51)

(d)                                 Investment Sub-Advisory Agreement dated December 31, 2010 between and among T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd. (50)

(e)                                  Investment Management Sub-Delegation Agreement dated August 1, 2011 between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd. (51)

(ii)                                  Amended and Restated Portfolio Management Agreement, dated August 10, 1998 and restated on April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Massachusetts Financial Services Company (33)

(a)                                 Termination Letter, dated June 7, 2006 to terminate Massachusetts Financial Service Company as Portfolio Manager to ING MFS Mid Cap Growth Portfolio (35)

(b)                                 First Amendment to Amended and Restated Portfolio Management Agreement, dated August 10, 1998 and restated April 29, 2005, among ING Investors Trust, Directed Services, Inc. and Massachusetts Financial Services Company effective as of December 15, 2006 (37)

(c)                                  Amended Schedule A, Compensation for Services to Series, dated October 2007 (43)

(iii)                               Sub-Advisory Agreement, dated April 30, 2007, between Directed Services LLC and Franklin Mutual Advisers, LLC (42)

(iv)                              Amended and Restated Portfolio Management Agreement dated October 2, 2000 and Amended and Restated May 2, 2005, between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company (33)

(a)                                 Sub-Sub-Advisory Agreement, dated May 2, 2005, between FMR Co., Inc. and Fidelity Research and Management Company in regards to ING FMRSM Earnings Growth Portfolio and ING FMR Diversified Mid Cap Portfolio (33)

(b)                                 First Amendment to Amended and Restated Portfolio Management Agreement, dated October 2, 2000, and Amended and Restated May 2, 2005, between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research Company, effective December 15, 2006 (37)

(c)                                  Sub-Sub-Advisory Agreement dated August 7, 2006, between FMR Co., Inc. and Fidelity Research and Management Company in regards to ING FMRSM Earnings Growth Portfolio, ING FMR Diversified Mid Cap Portfolio, ING FMR Mid Cap Growth Portfolio and ING FMR Equity Income Portfolio (45)

(d)                                 Termination Letter dated January 10, 2008 to FMR in regards to the ING FMR Large Cap Growth Portfolio and ING FMR Mid Cap Growth Portfolio effective January 31, 2008 (45)

(e)                                  Termination Letter dated January 10, 2008 to Directed Services LLC in regards to the ING FMR Large Cap Growth Portfolio and ING FMR Mid Cap Growth Portfolio effective January 31, 2008 (45)

(f)                                   Amended Schedule A dated November 2009 to the Amended and Restated Portfolio Management Agreement dated October 2, 2000 (50)

(g)                                  Amended Schedule B dated November 2009 to the Amended and Restated Portfolio Management Agreement dated October 2, 2000 (50)

(v)                                 Portfolio Management Agreement, dated April 30, 2001, between ING Investors Trust, Directed Services, Inc. and Pacific Investment Management Company, LLC (18)

(a)                                 First Amendment to Portfolio Management Agreement, dated April 30, 2001 between ING Investors Trust, Directed Services, Inc. and Pacific Investment Management Company, LLC effective as of December 15, 2006 (35)

(b)                                 Second Amendment and Amended Schedule B to Portfolio Management Agreement, dated April 30, 2001 between ING Investors Trust, Directed Services LLC and Pacific Investment Management Company LLC effective April 1, 2008 (43)

(c)                                  Amended Schedule A and Amended Schedule B dated November 2009 to the Portfolio Management Agreement dated April 30, 2001 between ING Investors Trust, Directed Services LLC and Pacific Investment Management Company, LLC (48)

8

(vi)                              Portfolio Management Agreement dated May 1, 2002 between ING Investors Trust, Directed Services, Inc. and Morgan Stanley Investment Management Inc. d/b/a Van Kampen (18)

(a)                                 Amended Schedule A and Amended Schedule B effective November 2011 to the Portfolio Management Agreement dated May 1, 2002 between ING Investors Trust, Directed Services LLC and Morgan Stanley Investment Management, Inc. (52)

(b)                                 Sub-Advisory Agreement, dated December 1, 2003, between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (22)

(c)                                  Amendment to Portfolio Management Agreement and Amended Schedule B, dated June 1, 2005, between ING Investors Trust, Directed Services, Inc. and Morgan Stanley Investment Management, Inc. (33)

(d)                                 Second Amendment, effective December 15, 2006, to Portfolio Management Agreement, dated May 1, 2002, among ING Investors Trust, Directed Services, Inc., and Morgan Stanley Investment Management Inc., d/b/a Van Kampen, effective as of December 15, 2006 (39)

(e)                                  Third Amendment, effective April 30, 2007, to Portfolio Management Agreement, dated May 1, 2002, among ING Investors Trust, Directed Services, Inc., and Morgan Stanley Investment Management Inc., d/b/a Van Kampen, effective as of April 30, 2007 (39)

(f)                                   Termination Letter dated February 27, 2009 in regards to the ING Van Kampen Real Estate Portfolio effective May 1, 2009 (45)

(g)                                  Termination Letter dated May 3, 2009 in regards to the ING Van Kampen Capital Growth Portfolio effective July 3, 2009 (46)

(h)                                 Waiver Letter between Directed Services LLC and Morgan Stanley Investment Management Inc. d/b/a Van Kampen regarding the ING Van Kampen Global Tactical Asset Allocation Portfolio effective May 13, 2009 (47)

(i)                                     Termination Letter dated December 14, 2010, in regards to the ING Morgan Stanley Global Tactical Asset Allocation Portfolio effective January 21, 2011 (51)

(vii)                           Amended and Restated Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and J.P. Morgan Investment Management, Inc. (successor to J.P. Morgan Fleming Asset Management (USA), Inc.) dated March 26, 2002, as amended and restated April 29, 2005 (34)

(a)                                 First Amendment to the Amended and Restated Portfolio Management Agreement, dated March 26, 2002 as amended and restated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and J. P. Morgan Investment Management Inc. effective as of December 15, 2006 (36)

(b)                                 Termination Letter dated May 3, 2009 in regards to the ING JPMorgan Value Opportunities Portfolio effective July 3, 2009 (46)

(c)                                  Amended Schedule A dated November 2009 to the Amended and Restated Portfolio Management Agreement dated March 26, 2002, as amended and restated April 29, 2005 between ING Investors Trust, Directed Services LLC and J.P. Morgan Investment Management, Inc. (48)

(viii)                        Portfolio Management Agreement, dated December 14, 2007, between ING Investors Trust, Directed Services, Inc. and Marsico Capital Management, LLC (42)

(a)                                 First Amendment dated December 15, 2006 to the Portfolio Management Agreement dated December 14, 2007 between ING Investors Trust, Directed Services, Inc. and Marsico Capital Management, LLC (48)

(b)                                 Amended Schedule A, Compensation for Services to Series, dated November 2011 (52)

(c)                                  Termination Letter dated November 5, 2010 with regard to ING Marsico International Opportunities Portfolio (50)

(ix)                              Sub-Advisory Agreement dated September 29, 2009 between Directed Services, LLC and Artio Global Management LLC (50)

(a)                                 Amended Schedule A effective November 2011 to the Sub-Advisory Agreement dated September 29, 2009  between Directed Services LLC and Artio Global Management LLC (52)

(b)                                 Termination Letter dated May 7, 2012 with regard to ING Artio Foreign Portfolio (52)

(x)                                 Sub-Advisory Agreement, dated August 1, 2003, between Directed Services, Inc. and ING Investment Management, Co. LLC (formerly, ING Investment Management, Co.) (22)

(a)                                 First Amendment to Sub-Advisory Agreement, dated August 1, 2003, between Directed Services, Inc. and ING Investment Management, Co. LLC effective as of September 1, 2003 (22)

(b)                                 Second Amendment to the Sub-Advisory Agreement, dated August 1, 2003 between Directed Services, Inc. and ING Investment Management Co. LLC effective as of December 15, 2006 (35)

(c)                                  Third Amendment dated September 15, 2007 to Sub-Advisory Agreement, dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. LLC (42)

9

(d)                                 Fourth Amendment dated August 1, 2008 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. LLC (48)

(e)                                  Termination Letter effective April 30, 2010 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. LLC. (48)

(f)                                   Amended Schedule A effective October 2011 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. LLC (52)

(xi)                              Portfolio Management Agreement, dated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc. (26)

(a)                                 Amended Schedule A, Compensation for Services to Series, dated November 2011, to the Portfolio Management Agreement between ING Investors Trust, Directed Services LLC and Pioneer Investment Management, Inc. (52)

(b)                                 First Amendment to Portfolio Management Agreement, dated April 29, 2005, between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc. effective as of December 15, 2006 (36)

(c)                                  Termination Letter dated November 5, 2010, to the Portfolio Management Agreement dated April 29, 2005 between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc. with regard to ING Pioneer Equity Income Portfolio (50)

(d)                                 Termination Letter dated March 11, 2013, to the Portfolio Management Agreement dated April 29, 2005 between ING Investors Trust, Directed Services, Inc. and Pioneer Investment Management, Inc. with regard to ING Pioneer Fund Portfolio (54)

(xii)                           Sub-Advisory Agreement between ING Investments, LLC and CBRE Clarion Securities LLC dated July 1, 2011 with respect to ING Clarion Global Real Estate Portfolio (51)

(xiii)                        Sub-Advisory Agreement between Directed Services LLC and CBRE Clarion Securities LLC dated July 1, 2011 with respect to ING Clarion Real Estate Portfolio (51)

(xiv)                       Sub-Advisory Agreement, dated April 28, 2006, between ING Investors Trust, Directed Services, Inc. and Franklin Advisers, Inc. regarding ING Franklin Income Portfolio (34)

(a)                                 First Amendment to Sub-Advisory Agreement, dated April 28, 2006, between ING Investors Trust, Directed Services, Inc. and Franklin Advisers, Inc. regarding ING Franklin Income Portfolio effective as of December 15, 2006 (39)

(xv)                          Sub-Advisory Agreement, dated February 2, 2007 between ING Investors Trust, Directed Services, LLC and BlackRock Investment Management, LLC (39)

(a)                                 Amended Schedule A, dated November 2011, to the Sub-Advisory Agreement dated February 2, 2007 between ING Investors Trust, Directed Services, LLC and BlackRock Investment Management, LLC (52)

(b)                                 Amendment effective June 16, 2008 to Sub-Advisory Agreement, dated February 2, 2007 between ING Investors Trust, Directed Services, LLC and BlackRock Investment Management, LLC (43)

(c)                                  Termination Letter dated January 13, 2011, to the Sub-Advisory Agreement dated February 2, 2007 between ING Investors Trust, Directed Services LLC and BlackRock Investment Management, LLC with regard to ING Black Rock Large Cap Value Portfolio (50)

(xvi)                       Sub-Advisory Agreement, dated April 29, 2011 between ING Investors Trust, Directed Services, LLC and BlackRock Advisors, LLC (51)

(xvii)                    Sub-Advisory Agreement, dated April 30, 2007, between ING Investors Trust, Directed Services, LLC and BlackRock Financial Management, Inc. (37)

(a)                                 Amendment to Sub-Advisory Agreement, dated April 30, 2007 between ING Investors Trust, Directed Services, LLC and BlackRock Financial Management, Inc., effective June 16, 2008 (43)

(xviii)                 Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited (35)

(a)                                 Amended Schedule A to the Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited, effective April 28, 2006 (35)

(b)                                 First Amendment to Portfolio Management Agreement, dated December 5, 2005, between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors Limited dated December 15, 2006 (35)

10

(c)                                  Second Amendment to Portfolio Management Agreement, dated December 5, 2005 between ING Investors Trust, Directed Services LLC and Templeton Global Advisors Limited dated January 5, 2009 (44)

(xix)                       Sub-Advisory Agreement, dated April 28, 2008 between ING Investors Trust, Directed Services LLC and Goldman Sachs Asset Management L.P. (43)

(a)                                 Substitution Agreement dated January 1, 2013 between ING Investors Trust, ING Investments, LLC and Goldman Sachs Asset Management L.P.  (53)

(xx)                          Portfolio Management Agreement, dated September 15, 2008 between ING Investors Trust, ING Investments, LLC and OppenheimerFunds, Inc. regarding ING Oppenheimer Active Asset Allocation Portfolio (44)

(a)                                 First Amendment dated October 1, 2009 to the Portfolio Management Agreement dated September 15, 2008 between ING Investors Trust, ING Investments LLC and OppenheimerFunds, Inc. regarding ING Oppenheimer Active Asset Allocation Portfolio (48)

(b)                                 Amended Schedule A dated November 2009 to the Portfolio Management Agreement dated September 15, 200 between ING Investors Trust, ING Investments, LLC and OppenheimerFunds, Inc. (48)

(xxi)                       Sub-Advisory Agreement dated April 30, 2010 between ING Investors Trust, Directed Services LLC and Dimensional Fund Advisors LP (50)

(a)                                 Amended Schedule A dated November 2011 to the Sub-Advisory Agreement dated April 30, 2010, between ING Investors Trust, Directed Services LLC and Dimensional Fund Advisors LP (52)

(xxii)                    Portfolio Management Agreement, dated June 1, 2010 between ING Investors Trust, Directed Services LLC, and Invesco Advisers, Inc. (49)

(a)                                 Amended Schedule A and Schedule B dated November 2011 to the Portfolio Management Agreement, dated June 1, 2010 between ING Investors Trust, Directed Services LLC, and Invesco Advisers, Inc. (52)

(xxiii)                 Sub-Advisory Agreement dated November 2, 2010 between Directed Services LLC and ING Investment Management Co. LLC (formerly ING Investment Management Co.) regarding ING Large Cap Growth Portfolio and ING Large Cap Value Portfolio (49)

(a)                                 Amended Schedule A, effective November 2012, to the Sub-Advisory Agreement dated November 2, 2010 between Directed Services LLC and ING Investment Management Co. LLC (53)

(xxiv)                Sub-Advisory Agreement dated August 2, 2010, among ING Goldman Sachs Commodity Strategy Portfolio (Cayman), Ltd., Directed Services LLC and Goldman Sachs Asset Management, L.P. (50)

(xxv)                   Sub-Advisory Agreement dated January 21, 2011 between Directed Services LLC and ING Investment Management Advisors B.V. with regard to ING Large Cap Value Portfolio (50)

(a)                                 First Amendment effective January 22, 2011 to Sub-Advisory Agreement date January 21, 2011 between Directed Services LLC and ING Investment Management Advisors B.V. with regard to ING Large Cap Value Portfolio (52)

(xxvi)                Sub-Advisory Agreement dated January 21, 2011 between Directed Services LLC and ING Investment Management Asia/Pacific (Hong Kong) (50)

(xxvii)             Sub-Advisory Agreement dated July 20, 2012 between ING Investments, LLC and ING Investment Management Co. LLC with regard to ING Bond Portfolio (53)

(a)                                 Amended Schedule A, effective May 1, 2013, to the Sub-Advisory Agreement dated July 20, 2012 between ING Investments, LLC and ING Investment Management Co. LLC (54)

(C)                               (i)                                     Amended and Restated Administrative Services Sub-Contract, effective January 2, 2003, as amended and restated on January 1, 2007 between Directed Services LLC and ING Funds Services, LLC (35)

(a)                                 Amended Schedule A, effective November 2012, to the Amended and Restated Administrative Services Sub-Contract between Directed Services LLC and ING Funds Services, LLC (53)

(ii)                                  Administrative and Shareholder Service Agreement, dated September 27, 2000, between Directed Services, Inc. and Security Life of Denver Insurance Company (27)

(iii)                               Administrative and Shareholder Service Agreement, dated December 11, 2000, between Directed Services, Inc. and Southland Life Insurance Company (13)

11

(iv)                              Amended and Restated Administration Agreement, made on August 21, 2003 as amended and restated on April 29, 2005 and November 30, 2008, between ING Investors Trust and ING Funds Services, LLC (46)

(a)                                 Amended Schedule A, effective May 1, 2013, to the Amended and Restated Administration Agreement between ING Investors Trust and ING Funds Services, LLC (54)

(b)                                 Waiver Letter dated May 1, 2013 between ING Funds Services, LLC and ING Investors Trust with regard to ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio for the period from May 1, 2013 through May 1, 2014 (54)

7.              (A)                               (i)                                     Distribution Agreement, dated January 1, 2007, between ING Investors Trust and ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC) (35)

(a)                                 Amended Schedule A, dated May 1, 2013, to the Distribution Agreement between ING Investors Trust and ING Investments Distributor, LLC (54)

8.              Not Applicable

9.              (A)                               Custody Agreement, dated January 6, 2003, with The Bank of New York Mellon (19)

(i)                                     Amended Exhibit A, effective May 1, 2013, to the Custody Agreement, dated January 6, 2003, with the Bank of New York Mellon (54)

(B)                               Foreign Custody Manager Agreement, dated January 6, 2003, with the Bank of New York Mellon (20)

(i)                                     Amended Exhibit A, effective May 1, 2013, to the Foreign Custody Agreement, dated January 6, 2003, with the Bank of New York Mellon (54)

(C)                               Fund Accounting Agreement, dated January 6, 2003, with Bank of New York Mellon (22)

(i)                                     Amended Exhibit A, effective May 1, 2013, to the Fund Accounting Agreement, dated January 6, 2003, with the Bank of New York Mellon (54)

10.       (A)                               (i)                                     Second Amended and Restated Distribution Plan with ING Investors Trust for Service 2 Class shares, effective November 29, 2012 (54)

(a)                                 Waiver Letter dated May 1, 2013 to ING Investors Trust from ING Investments Distributor, LLC, regarding the reduction in fee payable under the ING Investors Trust Distribution Plan for Service 2 Class Shares from May 1, 2013 through May 1, 2014 (54)

(b)                                 Amended Schedule A, dated May 1, 2013, to the Amended and Restated Distribution Plan for Service 2 Class shares (54)

(B)                               (i)                                     Third Amended and Restated Shareholder Service and Distribution Plan for Adviser Class Shares effective November 29, 2012 (54)

(a)                                 Waiver Letter dated May 1, 2013 to ING Investors Trust from ING Funds Distributor, LLC, regarding the reduction in fee payable under the ING Investors Trust Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares from May 1, 2013 through May 1, 2014 (54)

(b)                                 Waiver Letter dated May 1, 2013 to ING Investors Trust from ING Investments Distributor, LLC, regarding the reduction in fee payable under the ING Investors Trust Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING U.S. Stock Index Portfolio from May 1, 2013 through May 1, 2014 (54)

(c)                                  Waiver Letter dated May 1, 2013 to ING Investors Trust from ING Investments Distributor, LLC, regarding the reduction in fee payable under the Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING PIMCO Total Return Bond Portfolio from May 1, 2013 through May 1, 2014 (54)

(d)                                 Waiver Letter dated May 1, 2012 to ING Investors Trust from ING Investments Distributor, LLC, regarding the reduction in fee in the amount of equal to 0.15% per annum payable under the ING Investors Trust Second Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING Large Cap Growth Portfolio from May 1, 2012 through May 1, 2014 (52)

(e)                                  Waiver Letter dated July 21, 2012 ING Investors Trust from ING Investments Distributor, LLC, regarding the reduction in fee in an amount equal to 0.04% per annum (this waiver is in addition to the 0.15% waiver) payable under the ING Investors Trust Second Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING Large Cap Growth Portfolio from July 21, 2012 through May 1, 2014 (54)

(f)                                   Waiver Letter dated July 21, 2012 ING Investors Trust from ING Investments Distributor, LLC, regarding the reduction in fee in an amount equal to 0.09% per annum (this waiver is in addition to the 0.15%

12

waiver) payable under the ING Investors Trust Second Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING Large Cap Growth Portfolio from July 21, 2012 through May 1, 2014 (54)

(g)                                  Schedule A, dated May 1, 2013 to the Third Amended and Restated Shareholder Service and Distribution Plan for Adviser Class shares (54)

(h)                                 Waiver Letter dated May 1, 2013 ING Investors Trust from ING Investments Distributor, LLC, regarding the reduction in fee in an amount equal to 0.15% per annum payable under the Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of ING Global Perspectives Portfolio from May 1, 2013 through May 1, 2015 (54)

(C)                               (i)                                     ING Investors Trust Second Amended and Restated Distribution Plan with ING Investors Trust, effective November 29, 2012, for ING American Funds Portfolios and ING Bond Portfolio (54)

(a)                                 Waiver Letter dated July 20, 2012, to waive a portion of the distribution fee ING Bond Portfolio (formerly, ING American Funds Bond Portfolio) through May 1, 2014 (52)

(D)                               (i)                                     Amended and Restated Shareholder Service Plan with ING Investors Trust, effective November 29, 2012 for Single Class Series, Service Class, and Service 2 Class Shares (54)

(a)                                 Waiver Letter dated May 1, 2013 to waive the shareholder service fee for Service Class Shares of ING U.S. Stock Index Portfolio from May 1, 2013 through May 1, 2014 (54)

(b)                                 Amended Schedule A, Schedule of Series, dated May 1, 2013, with respect to the Shareholder Service Plan for Single Class Series, Service Class, and Service 2 Class shares, between ING Investors Trust and ING Investments Distributor, LLC (54)

(E)                                (i)                                     Amended and Restated Shareholder Service and Distribution Plan for ADV Class regarding ING Retirement Portfolios effective November 29, 2012 (54)

(a)                                 Waiver Letter dated May 1, 2102 to reduce the distribution fee for Adviser Class shares regarding ING Retirement Portfolios until May 1, 2014 (54)

(F)                                 (i)                                     Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust, approved March 30, 2005 (26)

(a)                                 Amended Schedule A dated May 1, 2013 with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Investors Trust (54)

11.       Opinion and Consent of Counsel (55)

12.       Opinion and Consent of Counsel Supporting Tax Matters and Consequences — To be filed by subsequent post-effective amendment.

13.       (A)                               (i)                                     Amended and Restated Shareholder Services Agreement, dated April 29, 2005, between ING Investors Trust and Directed Services, Inc. (25)

(a)                                 Amended Schedule A of Series, effective July 17, 2006, with respect to the Amended and Restated Shareholder Services Agreement between ING Investors Trust and Directed Services, LLC, dated April 29, 2005, to include ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio (34)

(ii)                                  Shareholder Services Agreement, dated April 29, 2005, between ING Investors Trust and Directed Services, Inc. with respect to ING FMRSM Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities and ING MFS Utilities Portfolios (25)

(iii)                               Third Party Brokerage Agreement, dated March 1, 2002, between The Citation Group of Merrill Lynch, Pierce, Fenner & Smith Incorporated and GCG Trust (25)

(iv)                              Securities Lending Agreement and Guaranty with The Bank of New York Melon and Schedule I, dated August 7, 2003 (22)

(a)                                 Amended Exhibit A effective May 1, 2012, with respect to the Securities Lending Agreement and Guaranty, dated August 7, 2003 (54)

(b)                                 Global Securities Lending Supplement (25)

(B)                               (i)                                     Organizational Agreement for Golden American Life Insurance Company (1)

(a)                                 Assignment Agreement dated March 20, 1991 for Organizational Agreement (for Golden American Life Insurance) (1)

13

(b)                                 Form of Addendum to Organizational Agreement (for Golden American Life Insurance Company) adding Market Manager Series and Value Equity Series (2)

(c)                                  Addendum dated September 25, 1995 to the Organizational Agreement adding the Strategic Equity Series (1)

(d)                                 Addendum dated December 29, 1995 to the Organizational Agreement adding the Small Cap Series (14)

(e)                                  Form of Addendum to the Organizational Agreement adding Managed Global Series (15)

(f)                                   Addendum dated August 19, 1997 to the Organizational Agreement adding Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income Series, Value & Growth, Global Fixed Income Series, Growth Opportunities Series, and Developing World Series (8)

(g)                                  Addendum dated February 16, 1999 to the Organizational Agreement adding International Equity Series and the Large Cap Value Series (9)

(h)                                 Addendum dated June 15, 1999 to the Organizational Agreement adding Investors Series, All Cap Series and the Large Cap Growth Series (9)

(i)                                     Addendum dated May 18, 2000 to the Organizational Agreement adding Diversified Mid-Cap Series, Asset Allocation Growth Series and the Special Situations Series (4)

(j)                                    Addendum dated November 16, 2000 to the Organizational Agreement adding International Equity Series (5)

(k)                                 Addendum dated February 22, 2001 to the Organizational Agreement adding Internet Tollkeeper Series (6)

(l)                                     Addendum dated February 26, 2002 to the Organizational Agreement adding: Global Franchise, Equity Growth, J.P. Morgan Fleming, Small Cap Equity, Fundamental Growth, Focus Value, International Enhanced EAFE (7)

(ii)                                  Organizational Agreement for The Mutual Benefit Life Insurance Company (2)

(a)                                 Assignment Agreement for Organizational Agreement (for The Mutual Benefit Life Insurance Company) (1)

(C)                               (i)                                     Settlement Agreement for Golden American Life Insurance Company (1)

(ii)                                  Assignment Agreement for Settlement Agreement (2)

(iii)                               Settlement Agreement for The Mutual Benefit Life Insurance Company (1)

(iv)                              Assignment Agreement for Settlement Agreement (1)

(D)                               (i)                                     Indemnification Agreement dated March 20, 1991 between The Specialty Managers Trust and Directed Services, Inc.  (1)

(ii)                                  Form of Indemnification Agreement dated October 25, 2004 by and among Lion Connecticut Holdings Inc. and the registered investment companies identified on Schedule A (25)

(a)                                 Form of Schedule A with respect to Indemnification Agreement (25)

(E)                                (i)                                     Form of Fund Participation Agreement, effective January 1, 2007, among ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, and Security Life of Denver Insurance Company and ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC) and ING Investors Trust and ING Partners, Inc. (36)

(a)                                 Amendment No. 1, effective September 20, 2010, with respect to the Participation Agreement (49)

(ii)                                  Form of Shareholder Servicing Agreement, effective January 1, 2007, between ING Investors Trust, ING Partners, Inc., ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC), ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company (36)

(F)                                 (i)                                     Transfer Agency Services Agreement dated February 25, 2009 between BNY Mellon Investment Services (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and ING Investors Trust (45)

(a)                                 Amended Exhibit A, effective May 1, 2013 to the Transfer Agency Services Agreement dated February 25, 2009 (54)

(b)                                 Amendment effective as of February 8, 2011 to Transfer Agency Services Agreement (50)

14

(G)                               (i)                                     Allocation Agreement dated May 24, 2002 — Fidelity Bond (23)

(a)                                 Amended Schedule A, dated May 2007 with respect to the Allocation Agreement — Blanket Bond (42)

(ii)                                  Allocation Agreement dated May 24, 2002 — Directors & Officers Liability (23)

(a)                                 Amended Schedule, dated May 2007 with respect to the Allocation Agreement — Directors and Officers Liability (42)

(iii)                               Amended and Restated Proxy Agent Fee Allocation Agreement effective August 21, 2003 as amended and restated on January 1, 2007 (36)

(a)                                 Amended Schedule A, dated November 2011 with respect to Amended and Restated ISS Proxy Voting Fee Allocation Agreement (52)

(iv)                              FT Interactive Data Services Agreement effective as of March 1, 2000 (39)

(a)                                 Amended Schedule A, dated November 2011 with respect to the FT Fee Allocation Agreement (52)

(v)                                 Amended and Restated The Bank of New York-Wilshire Atlas/Axion Attribution and Risk Analysis System Fee Allocation Agreement, dated January 1, 2007 (36)

(a)                                 Amended Schedule A and Schedule B, dated November 2011 with respect to the Amended and Restated Bank of New York-Wilshire Atlas/Axiom Attribution and Risk Analysis System Fee Allocation Agreement (52)

(H)                              (i)                                     Amended and Restated Expense Limitation Agreement, effective February 25, 2004, restated February 1, 2005, between ING Investments, LLC and ING Investors Trust (25)

(a)                                 Amended Schedule A, effective July 20, 2012, to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Investors Trust (52)

(b)                                 First Amendment, effective January 30, 2009 to the Amended and Restated Expense Limitation Agreement, dated February 25, 2004 (46)

(ii)                                  Amended and Restated Expense Limitation Agreement, effective February 1, 2005, amended and restated on August 2, 2010 between Directed Services LLC and ING Investors Trust (36)

(a)                                 First Amendment, effective January 30, 2009 to the Amended and Restated Expense Limitation Agreement, dated February 1, 2005 (46)

(b)                                 Amended Schedule A, dated July 21, 2012 to the Amended and Restated Expense Limitation Agreement effective February 1, 2005 amended and restated on January 1, 2007 between ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC) and ING Investors Trust (52)

(c)                                  Side Letter Agreement effective May 1, 2013 between Directed Services LLC and ING Investors Trust with regard to lowering the expense ratio for ING DFA World Equity Portfolio (54)

(d)                                 Recoupment Waiver dated May 2, 2011 between Directed Services LLC and ING Investors Trust with regard to ING T. Rowe Price International Stock Portfolio, ING Franklin Income Portfolio, and MFS Utilities Portfolio (50)

(iii)                               Amended and Restated Expense Limitation Agreement, effective January 1, 2005, amended and restated on January 1, 2007 between Directed Services LLC and ING Investors Trust (36)

(a)                                 First Amendment dated January 30, 2009 to the Amended and Restated Expense Limitation Agreement effective January 1, 2005, as amended and restated on January 1, 2007 between Directed Services LLC and ING Investors Trust (48)

(b)                                 Amended Schedule A, effective July 1, 2011 to the Expense Limitation Agreement, ING Investors Trust Operating Expenses Limits (52)

(iv)                              Amended and Restated Expense Limitation Agreement, dated September 23, 2005, amended and restated on January 1, 2007 between ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC) and ING Investors Trust (36)

(a)                                 First Amendment, effective January 30, 2009 to the Amended and Restated Expense Limitation Agreement, dated September 23, 2005 (46)

(v)                                 Expense Limitation Agreement, effective September 15, 2008 between Directed Services LLC and ING Investors Trust regarding ING American Funds World Allocation Portfolio (46)

15

(a)                                 Schedule A, effective September 15, 2008 to the Expense Limitation Agreement dated September 15, 2008 (46)

(b)                                 First Amendment, effective January 30, 2009 to the Expense Limitation Agreement, dated September 15, 2008 (46)

(c)                                  Side Letter Agreement dated May 1, 2013, to the Expense Limitation Agreement dated September 15, 2008 between Directed Services LLC and ING Investors Trust with regards to ING American Funds World Allocation Portfolio (54)

(vi)                              Expense Limitation Agreement, effective August 12, 2009 between Directed Services LLC and ING Investors Trust regarding ING Retirement Portfolios (46)

(vii)                           Expense Limitation Agreement, effective December 14, 2010 between ING Investments, LLC and ING Investors Trust regarding ING American Funds Global Growth and Income Portfolio and ING International Growth and Income Portfolio (50)

14.       Consent of independent registered public accounting firm (Not Applicable)

15.       Not applicable.

16.       Powers of Attorney — (55)

17.       Not applicable.

(1)	Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512
(2)	Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512
(3)	Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512
(4)	Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of The GCG Trust as filed on July 14, 2000 File No. 33-23512
(5)	Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 1, 2000 File No. 33-23512
(6)	Incorporated by reference to Post-Effective Amendment No. (46) to the Registration Statement on Form N-1A of the GCG Trust as filed on April 27, 2001 File No. 33-23512
(7)	Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of The GCG Trust as filed on April 24, 2002 File No. 33-23512
(8)	Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 2, 1997, File No. 33-23512
(9)	Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 29, 2000 File No. 33-23512
(10)	Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 12, 2001 File No. 33-23512
(11)	Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 8, 2002 File No. 33-23512
(12)

Incorporated by reference to Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1 as filed with the Securities and Exchange Commission on April 19, 2001, File No. 33-74190

(13)

Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Life Insurance Company and its Southland Separate Account L1 as filed with the Securities and Exchange Commission on October 13, 2000, File No. 33-97852

(14)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 22, 1995, File No. 33-23512
(15)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512
(16)	Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 10, 2003, File No. 33-23512
(17)

Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on April 30, 2003, File No. 33-23512

16

(18)

Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on August 1, 2003, File No. 33-23512

(19)

Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on September 2, 2003, File No. 33-23512

(20)

Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on November 5, 2003, File No. 33-23512

(21)	Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on January 30, 2004, File No. 33-23512
(22)	Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on February 27, 2004, File No. 33-23512
(23)	Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512
(24)	Incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512
(25)	Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 11, 2005, File No. 33-23512
(26)	Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 29, 2005, File No. 33-23512
(27)	Incorporated by reference to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of the ING Investors Trust as filed July 26, 2005, File No. 33-23512
(28)	Incorporated by reference to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of the ING Investors Trust as filed October 19, 2005, File No. 33-23512
(29)	Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A of the ING Investors Trust as filed November 28, 2005, File No. 33-23512
(30)	Incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A of the ING Investors Trust as filed January 3, 2006, File No. 33-23512
(31)	Incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A of the ING Investors Trust as filed January 27, 2006, File No. 33-23512
(32)	Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A of the ING Investors Trust as filed March 29, 2006, File No. 33-23512
(33)	Incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of ING Investors Trust as filed April 27, 2006, File No. 33-23512
(34)	Incorporated by reference to Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A of ING Investors Trust as filed July 14, 2006
(35)	Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of ING Investors Trust as filed February 7, 2007
(36)	Incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of ING Investors Trust as filed April 27, 2007
(37)	Incorporated by reference to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of ING Investors Trust as filed June 4, 2007
(38)	Incorporated by reference to Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A of ING Investors Trust as filed July 27, 2007
(39)	Incorporated by reference to Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of ING Investors Trust as filed on August 17, 2007
(40)	Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of ING Investors Trust as filed on October 16, 2007
(41)	Incorporated by reference to Post-Effective Amendment No. 85 to the Registration Statement on Form N-1A of ING Investors Trust as filed on November 5, 2007
(42)	Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 25, 2008
(43)	Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008
(44)	Incorporated by reference to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 9, 2009
(45)	Incorporated by reference to Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 30, 2009
(46)	Incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement on Form N-1A of ING Investors Trust as filed on August 11, 2009
(47)	Incorporated by reference to Post-Effective Amendment No. 98 to the Registration Statement on Form N-1A of ING Investors Trust as filed on November 25, 2009

17

(48)	Incorporated by reference to Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 29, 2010
(49)	Incorporated by reference to Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A of ING Investors Trust as filed on December 8, 2010
(50)	Incorporated by reference to Post-Effective Amendment No. 106 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 27, 2011
(51)	Incorporated by reference to Post-Effective Amendment No. 108 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 10, 2012.
(52)	Incorporated by reference to Post-Effective Amendment No. 109 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 26, 2012.
(53)	Incorporated by reference to Post-Effective Amendment No. 111 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 11, 2013.
(54)	Incorporated by reference to Post-Effective Amendment No. 112 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 24, 2013.
(55)	Incorporated by reference to the Registration Statement on Form N-14 of ING Investors Trust as filed on December 6, 2013.

ITEM 17. UNDERTAKINGS

1.              The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.              The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.              The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters.

18

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 14th day of January, 2014.

ING Investors Trust

By:	/s/Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Todd Modic*	Senior Vice President Chief/Principal Financial Officer	January 14, 2014

John V. Boyer*	Trustee	January 14, 2014

Patricia W. Chadwick*	Trustee	January 14, 2014

Albert E. DePrince, Jr.*	Trustee	January 14, 2014

Peter S. Drotch*	Trustee	January 14, 2014

J. Michael Earley*	Trustee	January 14, 2014

Russell H. Jones*	Trustee	January 14, 2014

Patrick W. Kenny*	Trustee	January 14, 2014

Shaun P. Mathews*	Interested Trustee and President and Chief Executive Officer	January 14, 2014

Joseph E. Obermeyer	Trustee	January 14, 2014

Sheryl K. Pressler*	Trustee	January 14, 2014

Colleen D. Baldwin*	Trustee	January 14, 2014

1

Roger B. Vincent*	Trustee	January 14, 2014

*By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
as Attorney-in-Fact**

**                                  Powers of Attorney for Todd Modic and each Trustee - Incorporated by reference to the Registration Statement on Form N-14 of ING Investors Trust as filed on December 6, 2013.

2